                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  SEITEL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                  SEITEL, INC.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD THURSDAY
                                 JULY 22, 1999

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Seitel, Inc. (the "Company") to be held on Thursday, July 22, 1999, at 9:00 a.m. at the Company's Headquarters, 50 Briar Hollow Lane, 7th Floor West, Houston, Texas 77027, for the following purposes:

        1. To elect nine directors to serve until the 2000 Annual Meeting;

        2. To approve amendments to the Company's Non-Employee Directors' Stock Option Plan;

        3. To approve the appointment of Arthur Andersen LLP as independent certified public accountants for the Company for the year ending December 31, 1999; and

        4. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only stockholders of record at the close of business on June 10, 1999, will be entitled to notice of and to vote at the meeting.

     Please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares will be represented at the meeting.

                                            By Order of the Board of Directors,

                                            Debra D. Valice
                                            Corporate Secretary

June 18, 1999
Houston, Texas

                                  SEITEL, INC.
                      50 BRIAR HOLLOW LANE, 7TH FLOOR WEST
                               HOUSTON, TX 77027
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     The accompanying proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, July 22, 1999, and at any adjournment of the meeting. The proxy may be revoked at any time before it is exercised by notice, in writing, to the Secretary of the Company, or by a later dated proxy delivered to the Secretary of the Company at any time before the voting, or by appearing at the meeting and voting in person. The proxy, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy received by management which does not withhold authority to vote or on which no specifications have been indicated will be voted (i) in favor of the nominees for members of the Board of Directors of the Company named in item 1 of the proxy, (ii) in favor of the amendments to the Company's Non-Employee Directors' Stock Option Plan and (iii) for approval of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999.

     The Board of Directors has fixed the close of business on June 10, 1999, as the record date for the meeting. On that date, the Company had outstanding 24,254,071 shares of Common Stock. Only stockholders of record at the close of business on that date will be entitled to vote at the meeting or at any adjournment of the meeting. Each such stockholder will be entitled to one vote for each share held and may vote in person or by proxy authorized in writing.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. The election of directors will require the favorable vote of the holders of a plurality of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote thereon. Approval of the amendments to the Non-Employee Directors' Stock Option Plan and of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999, will require the favorable vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote thereon. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes have no effect on the election of directors since directors are elected by a plurality vote. With respect to the other proposals to be decided at the meeting, abstentions are counted as a vote against a proposal, and broker non-votes (and other limited proxies), although considered present for quorum purposes, are not considered part of the voting power present at the meeting with respect to that proposal.

     The principal executive offices of the Company are at 50 Briar Hollow Lane, 7th Floor West, Houston, Texas 77027. The proxy statement and form of proxy are being sent to stockholders on or about June 22, 1999.

                             ELECTION OF DIRECTORS

     At the meeting, nine directors are to be elected to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote for the nine nominees named by the Board of Directors of the Company and listed below. If, by reason of death or other unexpected occurrence, one or more of these nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Company may propose.

NAME                                   AGE          POSITION(S) WITH THE COMPANY          DIRECTOR SINCE
----                                   ---          ----------------------------          --------------
Herbert M. Pearlman..................  66    Chairman of the Board of Directors                1982
Paul A. Frame........................  52    Chief Executive Officer, President and            1986
                                             Director
Horace A. Calvert....................  45    Chief Operating Officer, Executive Vice           1987
                                               President and Director
David S. Lawi........................  63    Chairman of the Executive Committee and           1982
                                               Director
Debra D. Valice......................  42    Chief Financial Officer, Executive Vice           1995
                                               President of Finance, Treasurer,
                                               Corporate Secretary and Director
Walter M. Craig, Jr. ................  45    Director                                          1987
William Lerner.......................  65    Director                                          1985
John E. Stieglitz....................  68    Director                                          1989
Fred S. Zeidman......................  52    Director                                          1997

     Herbert M. Pearlman, a co-founder of Seitel, Inc., has been a director of the Company since 1982, and Chairman of the Company's Board of Directors since 1987. Since March 1984, Mr. Pearlman has been Chairman of Intersystems, Inc. ("Intersystems"), an American Stock Exchange listed company engaged in providing services to the thermoplastic resins industry. Since June 1990, Mr. Pearlman has served as Chairman of Unapix Entertainment, Inc. ("Unapix Entertainment"), an American Stock Exchange listed company engaged in multi-media entertainment, and in February 1999, he became Chief Executive Officer of Unapix. He has served as President, Chief Executive Officer and a Director of Helm Resources, Inc. ("Helm"), a publicly-traded company with equity interests in diverse businesses, since 1980, and in June 1984, he became Helm's Chairman of the Board.

     Paul A. Frame has been Chief Executive Officer of the Company since July 1992 and President since January 1987. He was Executive Vice President of the Company from January 1985 until his appointment as President. He was hired by the Company in August 1984 as Vice President of Marketing. From December 1996 to March 1999, Mr. Frame was a Director of Eagle Geophysical, Inc. ("Eagle"), a NASDAQ listed company engaged in providing seismic data acquisition services to the oil and gas industry, and from August 1997 to March 1999, he was Chairman of the Executive Committee of Eagle's board of directors.

     Horace A. Calvert has been Chief Operating Officer of the Company since July 1992 and Executive Vice President since January 1987. In March 1993, Mr. Calvert was appointed President of DDD Energy, Inc., a wholly-owned subsidiary of the Company engaged in the exploration and development of oil and gas reserves. From January 1985 until his appointment as Vice President in May 1986, he was the Company's Chief Geophysicist.

     David S. Lawi has been Chairman of the Company's Executive Committee since March 1987. He also was Assistant Secretary of the Company from May 1986 until June 1987 and from June 1989 until July 1993. Since March 1984, Mr. Lawi has been a Director of Intersystems and, since 1985, he has been Chairman of Intersystems' Executive Committee. Since June 1990, Mr. Lawi has been a Director of Unapix Entertainment and, since January 1993, Chairman of its Executive Committee, Mr. Lawi has been a Director of Helm since 1980, and Chairman of the Executive Committee since 1997.

     Debra D. Valice, CPA, is the Company's Chief Financial Officer, Executive Vice President of Finance, Treasurer and Corporate Secretary. Ms. Valice has been the Company's Chief Financial Officer since February 1987, and was the Company's Chief Accounting Officer from March 1986 until February 1987. Ms. Valice was elected as a director of the Company in November 1995.

     Walter M. Craig, Jr. provided legal and business advice to the Company, from time to time, from 1984 through 1998. Since 1993, he has been President of both the Mezzanine Financial Fund, L.P., and Core Capital, Inc. Both enterprises are engaged in making capital available to small and mid-market companies based on the value of their assets. He has served as Executive Vice President and Chief Operating Officer of Helm since August 1992. From 1984 to 1992, he was Senior Vice President of Business and Legal Affairs of Helm. Since April 1993, Mr. Craig has been a Director of Unapix Entertainment.

     William Lerner is Chairman of the Company's Audit Committee and Co-Chairman of the Company's Compensation and Stock Option Committee. Since January 1990, Mr. Lerner has been engaged in the private practice of law. From May 1990 until December 1990, he was General Counsel to Hon Development Company, a California real estate development company. From June 1986 until December 1989, Mr. Lerner was Vice President and General Counsel of The Geneva Companies, Inc., a financial services company engaged in counseling privately owned middle-market companies. Since 1985, he has been a Director of Helm. Mr. Lerner is also a Director of Rent-Way, Inc., a New York Stock Exchange listed company headquartered in Pennsylvania that operates the second-largest chain of rental-purchase stores in the United States, and Micros-to-Mainframes, Inc., a NASDAQ listed company headquartered in New York that provides advanced technology communications products and systems integration and internet services to Fortune 2000 companies.

     John E. Stieglitz is Co-Chairman of the Company's Compensation and Stock Option Committee and a member of the Company's Audit Committee. He is Chairman Emeritus of Conspectus, Inc., a privately held company, formed in 1976, engaged in providing services in the area of executive recruitment. He served as President of Conspectus, Inc. from 1976 to 1996. Mr. Stieglitz is also a Director of Helm and Intersystems.

     Fred S. Zeidman is a member of the Company's Audit Committee and Compensation and Stock Option Committee. Mr. Zeidman has served as President, Chief Executive Officer, and a Director of Intersystems since July 1993. He also served as President of Interpak Terminals, Inc., a wholly-owned subsidiary of Helm engaged in the packaging and distribution of thermoplastic resins, from July 1993 until its sale in July 1997. Mr. Zeidman served as Chairman of Unibar Energy Services Corporation, one of the largest independent drilling fluids companies in the United States, from 1985 to 1991. From April 1992 to July 1993, Mr. Zeidman served as President of Service Enterprises, Inc., which is primarily engaged in plumbing, heating, air conditioning and electrical installation and repair. From 1983 to 1993, Mr. Zeidman served as President of Enterprise Capital Corporation, a federally licensed small business investment company specializing in venture capital financing. Mr. Zeidman also serves as a Director of Heritage Bank.

                               EXECUTIVE OFFICERS

     All of the Company's executive officers are also directors. Officers serve at the discretion of the Board.

           BOARD OF DIRECTORS, COMMITTEES AND ATTENDANCE AT MEETINGS

     During 1998, the Company's Board of Directors held three meetings. All of the directors of the Company attended at least 75% of the total number of meetings of the Board of Directors and of meetings held by all committees of the Board on which he served during 1998.

     The Board of Directors has a standing Audit Committee, Compensation and Stock Option Committee, and Executive Committee. The Board of Directors does not have a Nominating Committee.

     During 1998, the Audit Committee was comprised of Messrs. Stieglitz, Lerner and Zeidman. The Audit Committee held one meeting during 1998. The functions of the Audit Committee are to select the independent public accountants of the Company, to review with them the Company's financial statements, to review the Company's financial systems and controls and to oversee other matters relating to the integrity of the Company's finances and financial statements as the Committee may consider appropriate.

     During 1998, Messrs. Pearlman, Frame, Calvert and Lawi acted as the Executive Committee. The function of the Executive Committee is to act on an interim basis for the full Board. The Executive Committee did not meet officially separately from the entire Board of Directors during 1998.

     During 1998, the Compensation and Stock Option Committee ("Compensation Committee") was comprised of Messrs. Stieglitz, Lerner and Zeidman. The Compensation Committee reviews and recommends to the Board of Directors the compensation, promotion and employment agreements of officers of the Company, the terms of any proposed employee benefit arrangements, and the granting of awards under such arrangements. The Compensation Committee held three meetings during 1998.

                              BENEFICIAL OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of the common stock, as of June 8, 1999, by (i) persons known to the Company to be beneficial owners of more than 5% of the common stock, (ii) each of the Company's directors, (iii) each of the named executive officers, and (iv) all directors and executive officers of the Company as a group.

                                                   AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)(2)   PERCENTAGE OF CLASS
------------------------------------            --------------------------   -------------------
Paul A. Frame, Jr. ...........................          1,570,640(3)                6.2%
  50 Briar Hollow Lane, 7th Floor West
  Houston, TX 77027
Horace A. Calvert.............................          1,511,750(4)                6.0%
  50 Briar Hollow Lane, 7th Floor West
  Houston, TX 77027
Driehaus Capital Management, Inc. ............          1,241,170                   5.1%
  25 East Erie Street
  Chicago, IL 60611
Herbert M. Pearlman...........................          1,037,241(5)                4.2%
  537 Steamboat Road
  Greenwich, CT 06830
David S. Lawi.................................            690,287(6)                2.8%
  537 Steamboat Road
  Greenwich, CT 06830
Debra D. Valice...............................            371,785(7)                1.5%
  50 Briar Hollow Lane, 7th Floor West
  Houston, TX 77027
Walter M. Craig, Jr. .........................             74,820(8)                   *
  1011 HWY 7
  Spring Lake, NJ 07762
William Lerner................................             47,170(9)                   *
  423 East Beau Street
  Washington, PA 15301
John E. Stieglitz.............................             46,085(9)                   *
  Conspectus, Inc.
  222 Purchase Street
  Rye, NY 10580

                                                   AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)(2)   PERCENTAGE OF CLASS
------------------------------------            --------------------------   -------------------
Fred S. Zeidman...............................             21,000(10)                  *
  2104 Chilton
  Houston, TX 77019
All directors and executive officers as a
  group (9 persons)...........................          5,370,778(11)              19.2%

---------------

  *  Less than 1%

 (1) Except as otherwise noted, each named holder has, to the best of the Company's knowledge, sole voting and investment power with respect to the shares indicated.

 (2) Includes shares that may be acquired within 60 days by any of the named persons upon exercise of any right.

 (3) Includes 1,255,798 shares which may be acquired from the Company within 60 days upon exercise of options and common stock purchase warrants. The exercise prices of the options and warrants range from $11.75 to $16.50 per share.

 (4) Includes 983,822 shares which may be acquired from the Company within 60 days upon exercise of options and common stock purchase warrants. The exercise prices of the options and warrants range from $2.78 to $13.94 per share.

 (5) Includes 660,582 shares which may be acquired from the Company within 60 days upon exercise of options and common stock purchase warrants. The exercise prices of the options and warrants range from $11.75 to $13.94.

 (6) Includes 475,726 shares which may be acquired from the Company within 60 days upon exercise of options and common stock purchase warrants. The exercise prices of the options and warrants range from $12.00 to $13.94.

 (7) Includes 241,539 shares which may be acquired from the Company within 60 days upon exercise of options and common stock purchase warrants. The exercise prices of the options and warrants range from $11.75 to $13.94 per share.

 (8) Includes 67,554 shares which may be acquired from the Company within 60 days upon exercise of common stock purchase warrants. The exercise prices of the common stock purchase warrants range from $11.75 to $16.00 per share.

 (9) Includes 38,000 shares which may be acquired from the Company within 60 days upon exercise of options at exercise prices ranging from $13.75 to $13.94 per share.

(10) Includes 12,000 shares which may be acquired from the Company within 60 days upon exercise of options at exercise prices ranging from $13.75 to $13.94 per share.

(11) Includes an aggregate of 3,773,021 shares which may be acquired from the Company within 60 days upon exercise of options and common stock purchase warrants by the group of nine persons which comprises all executive officers and directors. The exercise prices of the options and warrants range from $2.78 to $16.50 per share.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer (collectively, the "Named Executive Officers") for the years indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                         ANNUAL COMPENSATION                   COMPENSATION
                                          --------------------------------------------------      AWARDS
                                                                                   OTHER       ------------
                                                                     EAGLE         ANNUAL         STOCK        ALL OTHER
                                                        BONUS        BONUS      COMPENSATION     OPTIONS/     COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR   SALARY($)     ($)(1)       ($)(2)        ($)(3)        SARS (#)         ($)
---------------------------        ----   ---------   ----------   ----------   ------------   ------------   ------------
Paul A. Frame....................  1998   $444,878    $1,809,077           --    $1,180,450     1,190,798       $104,001(4)
  Chief Executive Officer          1997   $144,878    $  905,099   $2,282,500    $1,301,809       932,160       $104,764
  and President                    1996   $141,898    $1,457,603           --    $1,204,334       148,600       $ 87,998
Horace A. Calvert................  1998   $444,878    $1,809,077           --    $1,180,450       625,418       $104,001(4)
  Chief Operating Officer and      1997   $144,878    $  903,598   $1,455,811    $1,301,809       378,882       $104,764
  Executive Vice President         1996   $141,898    $1,457,603           --    $1,205,834       136,498       $ 87,998
Herbert M. Pearlman..............  1998   $428,437    $1,961,347           --            --       690,582       $104,123(4)
  Chairman of the                  1997   $128,438    $1,183,947   $1,819,763            --       393,874       $104,764
  Board of Directors               1996   $124,818    $1,486,168           --            --       124,582       $ 88,654
David S. Lawi....................  1998   $214,219    $  980,673           --            --       505,726       $104,001(4)
  Chairman of the Executive        1997   $ 64,892    $  591,975   $  909,881            --       293,874       $104,764
  Committee                        1996   $ 60,588    $  749,085           --            --       124,582       $ 87,998
Debra D. Valice..................  1998   $155,853    $  437,064           --            --       172,412       $ 69,449(4)
  Executive Vice President of      1997   $138,583    $  270,833   $  502,713            --       142,762       $ 70,816
  Finance, Treasurer and           1996   $113,519    $  358,332           --            --       142,570       $ 58,861
  Corporate Secretary

---------------

(1) Includes bonuses based on the Company's pre-tax profits and includes a discretionary bonus for Ms. Valice of $312,064 in 1998.

(2) Includes contractual bonuses based on the Company's pre-tax profits related to the spin-off of Eagle in 1997 for Messrs. Frame, Calvert, Pearlman, and Lawi, an additional bonus for Mr. Frame of $826,690 related to the spin-off of Eagle, and a discretionary bonus for Ms. Valice of $502,713 related to the spin-off of Eagle.

(3) Includes commissions based on sales.

(4) Includes amounts paid pursuant to a program (the "Incentive Compensation Program") whereby between 2 1/2% and 5% of the revenue generated annually by seismic creation programs that have fully recouped their direct costs is distributed to certain officers and key employees, and amounts contributed by the Company to its 401(k) Savings Plan (the "401(k) Plan") on behalf of such named executive officers as discretionary and matching contributions. Includes $101,623 contributed by the Company pursuant to its Incentive Compensation Program for Messrs. Frame, Calvert, Pearlman and Lawi, and $66,949 for Ms. Valice. Also includes 401(k) Plan matching contributions made by the Company of $2,378 for Messrs. Frame, Calvert and Lawi and $2,500 for Mr. Pearlman and Ms. Valice.

     The following table sets forth certain information with respect to options to purchase Common Stock granted during the year ended December 31, 1998 to each of the Named Executive Officers.

                           OPTION/SAR GRANTS IN 1998

                                           INDIVIDUAL GRANTS
                       ----------------------------------------------------------
                        NUMBER OF      PERCENT OF                                             POTENTIAL REALIZABLE VALUE
                        SECURITIES       TOTAL                                                AT ASSUMED ANNUAL RATES OF
                        UNDERLYING    OPTIONS/SARS      EXERCISE                               STOCK PRICE APPRECIATION
                       OPTIONS/SARS    GRANTED TO        OR BASE                                  FOR OPTION TERM(4)
                         GRANTED       EMPLOYEES          PRICE        EXPIRATION   ----------------------------------------------
NAME                       (#)          IN 1998         ($/SH)(3)         DATE      0 PERCENT ($)   5 PERCENT ($)   10 PERCENT ($)
----                   ------------   ------------   ---------------   ----------   -------------   -------------   --------------
Paul A. Frame........    160,038(1)       3.40          $12.0000        04/11/00    $(100,023.75)    $ 36,291.03    $  175,758.37
                           6,106(2)       0.13          $13.9375        11/26/01    $ (12,208.94)    $   (798.03)   $   11,741.60
                           3,242(2)       0.07          $13.9375        11/27/01    $  (6,482.37)    $   (417.73)   $    6,247.67
                          22,042(2)       0.47          $13.9375        11/29/01    $ (44,072.97)    $ (2,758.77)   $   42,659.87
                          30,442(2)       0.65          $13.9375        12/02/01    $ (60,868.77)    $ (3,641.46)   $   59,295.82
                          30,774(2)       0.65          $13.9375        12/03/01    $ (61,532.60)    $ (3,624.33)   $   60,070.17
                           5,994(2)       0.13          $13.9375        12/04/01    $ (11,984.99)    $   (694.85)   $   11,725.03
                          57,400(2)       1.22          $13.9375        06/05/02    $(114,771.29)    $ 12,992.27    $  156,934.69
                           7,800(2)       0.17          $13.9375        06/05/02    $ (15,596.09)    $  1,765.50    $   21,325.62
                           7,400(2)       0.16          $13.9375        06/05/02    $ (14,796.29)    $  1,674.96    $   20,232.00
                           4,600(2)       0.10          $13.9375        06/06/02    $  (9,197.69)    $  1,049.90    $   12,596.68
                          16,000(2)       0.34          $13.9375        06/09/02    $ (31,991.99)    $  3,742.74    $   44,023.62
                           4,000(2)       0.09          $13.9375        06/09/02    $  (7,997.99)    $    935.69    $   11,005.91
                             800(2)       0.02          $13.9375        06/09/02    $  (1,599.59)    $    187.14    $    2,201.18
                          38,200(2)       0.81          $13.9375        06/10/02    $ (76,380.89)    $  9,008.16    $  105,272.89
                          16,600(2)       0.35          $13.9375        06/10/02    $ (33,191.69)    $  3,914.54    $   45,746.86
                          20,000(2)       0.43          $13.9375        06/11/02    $ (39,989.99)    $  4,754.21    $   55,203.89
                          17,600(2)       0.37          $13.9375        06/11/02    $ (35,191.19)    $  4,183.71    $   48,579.42
                           4,600(2)       0.10          $13.9375        06/11/02    $  (9,197.69)    $  1,093.47    $   12,696.89
                          10,000(2)       0.21          $13.9375        06/12/02    $ (19,994.99)    $  2,396.05    $   27,645.55
                           8,400(2)       0.18          $13.9375        06/12/02    $ (16,795.79)    $  2,012.69    $   23,222.26
                           1,000(2)       0.02          $13.9375        06/12/02    $  (1,999.49)    $    239.61    $    2,764.56
                          49,180(2)       1.05          $13.9375        06/13/02    $ (98,335.40)    $ 11,877.00    $  136,175.34
                          34,620(2)       0.74          $13.9375        06/13/02    $ (69,222.68)    $  8,360.75    $   95,859.91
                           1,800(2)       0.04          $13.9375        06/13/02    $  (3,599.09)    $    434.70    $    4,984.05
                          60,000(2)       1.28          $13.9375        06/16/02    $(119,969.99)    $ 14,831.27    $  166,920.57
                          20,000(2)       0.43          $13.9375        06/16/02    $ (39,989.99)    $  4,943.76    $   55,640.19
                          19,600(2)       0.42          $13.9375        06/16/02    $ (39,190.19)    $  4,844.88    $   54,527.38
                          17,800(2)       0.38          $13.9375        06/16/02    $ (35,591.09)    $  4,399.94    $   49,519.77
                          13,000(2)       0.28          $13.9375        06/16/02    $ (25,993.49)    $  3,213.44    $   36,166.12
                         300,000(2)       6.38          $13.9375        11/20/02    $(599,849.99)    $164,405.93    $1,044,508.19
                         200,000(2)       4.26          $13.9375        11/20/02    $(399,899.99)    $109,603.96    $  696,338.79
                           1,760(2)       0.04          $13.9375        12/10/02    $  (3,519.11)    $  1,032.76    $    6,288.31
Horace A. Calvert....    160,038(1)       3.40          $12.0000        04/11/00    $(100,023.75)    $ 36,291.03    $  175,758.37
                          14,412(2)       0.31          $13.9375        11/29/01    $ (28,816.78)    $ (1,803.80)   $   27,892.84
                          32,650(2)       0.69          $13.9375        12/02/01    $ (65,283.66)    $ (3,905.58)   $   63,596.63
                          33,006(2)       0.70          $13.9375        12/03/01    $ (65,995.49)    $ (3,887.20)   $   64,426.99
                           6,430(2)       0.14          $13.9375        12/04/01    $ (12,856.77)    $   (745.39)   $   12,577.90
                         200,000(2)       4.26          $13.9375        11/20/02    $(399,899.99)    $109,603.96    $  696,338.79
                          71,082(2)       1.51          $13.9375        12/08/02    $(142,128.45)    $ 41,434.78    $  253,319.25
                          39,400(2)       0.84          $13.9375        12/08/02    $ (78,780.29)    $ 22,966.86    $  140,412.18
                          24,000(2)       0.51          $13.9375        12/08/02    $ (47,987.99)    $ 13,989.97    $   85,530.26
                          10,000(2)       0.21          $13.9375        12/08/02    $ (19,994.99)    $  5,829.15    $   35,637.61
                           9,600(2)       0.20          $13.9375        12/08/02    $ (19,195.19)    $  5,595.99    $   34,212.10
                           8,200(2)       0.17          $13.9375        12/08/02    $ (16,395.89)    $  4,779.90    $   29,222.84
                           3,000(2)       0.06          $13.9375        12/08/02    $  (5,998.49)    $  1,748.75    $   10,691.28
                           3,000(2)       0.06          $13.9375        12/08/02    $  (5,998.49)    $  1,748.75    $   10,691.28
                           2,400(2)       0.05          $13.9375        12/08/02    $  (4,798.79)    $  1,399.00    $    8,553.03
                           2,300(2)       0.05          $13.9375        12/08/02    $  (4,598.84)    $  1,340.70    $    8,196.65
                           2,000(2)       0.04          $13.9375        12/08/02    $  (3,998.99)    $  1,165.83    $    7,127.52
                           1,000(2)       0.02          $13.9375        12/08/02    $  (1,999.49)    $    582.92    $    3,563.76

                                           INDIVIDUAL GRANTS
                       ----------------------------------------------------------
                        NUMBER OF      PERCENT OF                                             POTENTIAL REALIZABLE VALUE
                        SECURITIES       TOTAL                                                AT ASSUMED ANNUAL RATES OF
                        UNDERLYING    OPTIONS/SARS      EXERCISE                               STOCK PRICE APPRECIATION
                       OPTIONS/SARS    GRANTED TO        OR BASE                                  FOR OPTION TERM(4)
                         GRANTED       EMPLOYEES          PRICE        EXPIRATION   ----------------------------------------------
NAME                       (#)          IN 1998         ($/SH)(3)         DATE      0 PERCENT ($)   5 PERCENT ($)   10 PERCENT ($)
----                   ------------   ------------   ---------------   ----------   -------------   -------------   --------------
Horace A. Calvert....      1,000(2)       0.02          $13.9375        12/08/02    $  (1,999.49)    $    582.92    $    3,563.76
  (continued)              1,000(2)       0.02          $13.9375        12/08/02    $  (1,999.49)    $    582.92    $    3,563.76
                             700(2)       0.01          $13.9375        12/08/02    $  (1,399.64)    $    408.04    $    2,494.63
                             200(2)       0.00          $13.9375        12/08/02    $    (399.89)    $    116.58    $      712.75
Herbert M. Pearlman..    172,126(1)       3.67          $12.0000        04/11/00    $(107,578.75)    $ 39,032.17    $  189,033.77
                          80,000(2)       1.70          $13.9375        04/28/00    $(159,959.99)    $(92,308.52)   $  (23,346.71)
                           2,762(2)       0.06          $13.9375        11/26/01    $  (5,522.61)    $   (360.98)   $    5,311.22
                           1,466(2)       0.03          $13.9375        11/27/01    $  (2,931.26)    $   (188.89)   $    2,825.13
                           9,964(2)       0.21          $13.9375        11/29/01    $ (19,923.01)    $ (1,247.08)   $   19,284.23
                          13,766(2)       0.29          $13.9375        12/02/01    $ (27,525.11)    $ (1,646.68)   $   26,813.82
                          13,914(2)       0.30          $13.9375        12/03/01    $ (27,821.03)    $ (1,638.68)   $   27,159.82
                           2,710(2)       0.06          $13.9375        12/04/01    $  (5,418.63)    $   (314.15)   $    5,301.11
                          20,000(2)       0.43          $13.9375        07/17/02    $ (39,989.99)    $  6,121.77    $   58,358.01
                          13,700(2)       0.29          $13.9375        07/17/02    $ (27,393.14)    $  4,193.41    $   39,975.24
                           6,154(2)       0.13          $13.9375        07/17/02    $ (12,304.91)    $  1,883.67    $   17,956.76
                             946(2)       0.02          $13.9375        07/17/02    $  (1,891.52)    $    289.56    $    2,760.33
                           8,700(2)       0.19          $13.9375        07/22/02    $ (17,395.64)    $  2,745.82    $   25,577.32
                          10,000(2)       0.21          $13.9375        07/23/02    $ (19,994.99)    $  3,175.17    $   29,443.29
                           1,400(2)       0.03          $13.9375        07/23/02    $  (2,799.29)    $    444.52    $    4,122.06
                             100(2)       0.00          $13.9375        07/23/02    $    (199.94)    $     31.75    $      294.43
                           9,800(2)       0.21          $13.9375        07/29/02    $ (19,595.09)    $  3,223.75    $   29,113.83
                          30,000(2)       0.64          $13.9375        07/30/02    $ (59,984.99)    $  9,925.85    $   89,256.45
                           7,500(2)       0.16          $13.9375        08/22/02    $ (14,996.24)    $  2,810.97    $   23,078.22
                          10,074(2)       0.21          $13.9375        08/25/02    $ (20,142.95)    $  3,833.53    $   31,132.99
                           2,500(2)       0.05          $13.9375        08/25/02    $  (4,998.74)    $    951.34    $    7,726.07
                           1,900(2)       0.04          $13.9375        08/25/02    $  (3,799.04)    $    723.02    $    5,871.82
                             500(2)       0.01          $13.9375        08/26/02    $    (999.74)    $    191.23    $    1,547.44
                          12,700(2)       0.27          $13.9375        08/28/02    $ (25,393.64)    $  4,905.76    $   39,417.93
                           2,000(2)       0.04          $13.9375        08/29/02    $  (3,998.99)    $    776.39    $    6,216.45
                           9,500(2)       0.20          $13.9375        09/02/02    $ (18,995.24)    $  3,760.64    $   29,697.36
                             500(2)       0.01          $13.9375        09/02/02    $    (999.74)    $    197.93    $    1,563.02
                          10,000(2)       0.21          $13.9375        09/03/02    $ (19,994.99)    $  3,977.73    $   31,304.95
                          35,900(2)       0.76          $13.9375        09/04/02    $ (71,782.04)    $ 14,348.84    $  112,544.78
                         200,000(2)       4.26          $13.9375        11/20/02    $(399,899.99)    $109,603.96    $  696,338.79
David S. Lawi........     87,270(1)       1.86          $12.0000        04/11/00    $ (54,543.75)    $ 19,789.79    $   95,842.45
                          80,000(2)       1.70          $13.9375        04/28/00    $(159,959.99)    $(92,308.52)   $  (23,346.71)
                           2,762(2)       0.06          $13.9375        11/26/01    $  (5,522.61)    $   (360.98)   $    5,311.22
                           1,466(2)       0.03          $13.9375        11/27/01    $  (2,931.26)    $   (188.89)   $    2,825.13
                           9,964(2)       0.21          $13.9375        11/29/01    $ (19,923.01)    $ (1,247.08)   $   19,284.23
                          13,766(2)       0.29          $13.9375        12/02/01    $ (27,525.11)    $ (1,646.68)   $   26,813.82
                          13,914(2)       0.30          $13.9375        12/03/01    $ (27,821.03)    $ (1,638.68)   $   27,159.82
                           2,710(2)       0.06          $13.9375        12/04/01    $  (5,418.63)    $   (314.15)   $    5,301.11
                          20,000(2)       0.43          $13.9375        07/17/02    $ (39,989.99)    $  6,121.77    $   58,358.01
                          13,700(2)       0.29          $13.9375        07/17/02    $ (27,393.14)    $  4,193.41    $   39,975.24
                           6,154(2)       0.13          $13.9375        07/17/02    $ (12,304.91)    $  1,883.67    $   17,956.76
                             946(2)       0.02          $13.9375        07/17/02    $  (1,891.52)    $    289.56    $    2,760.33
                           8,700(2)       0.19          $13.9375        07/22/02    $ (17,395.64)    $  2,745.82    $   25,577.32
                          10,000(2)       0.21          $13.9375        07/23/02    $ (19,994.99)    $  3,175.17    $   29,443.29
                           1,400(2)       0.03          $13.9375        07/23/02    $  (2,799.29)    $    444.52    $    4,122.06
                             100(2)       0.00          $13.9375        07/23/02    $    (199.94)    $     31.75    $      294.43
                           9,800(2)       0.21          $13.9375        07/29/02    $ (19,595.09)    $  3,223.75    $   29,113.83
                          30,000(2)       0.64          $13.9375        07/30/02    $ (59,984.99)    $  9,925.85    $   89,256.45
                           7,500(2)       0.16          $13.9375        08/22/02    $ (14,996.24)    $  2,810.97    $   23,078.22
                          10,074(2)       0.21          $13.9375        08/25/02    $ (20,142.95)    $  3,833.53    $   31,132.99
                           2,500(2)       0.05          $13.9375        08/25/02    $  (4,998.74)    $    951.34    $    7,726.07

                                           INDIVIDUAL GRANTS
                       ----------------------------------------------------------
                        NUMBER OF      PERCENT OF                                             POTENTIAL REALIZABLE VALUE
                        SECURITIES       TOTAL                                                AT ASSUMED ANNUAL RATES OF
                        UNDERLYING    OPTIONS/SARS      EXERCISE                               STOCK PRICE APPRECIATION
                       OPTIONS/SARS    GRANTED TO        OR BASE                                  FOR OPTION TERM(4)
                         GRANTED       EMPLOYEES          PRICE        EXPIRATION   ----------------------------------------------
NAME                       (#)          IN 1998         ($/SH)(3)         DATE      0 PERCENT ($)   5 PERCENT ($)   10 PERCENT ($)
----                   ------------   ------------   ---------------   ----------   -------------   -------------   --------------
                           1,900(2)       0.04          $13.9375        08/25/02    $  (3,799.04)    $    723.02    $    5,871.82
David S. Lawi........        500(2)       0.01          $13.9375        08/26/02    $    (999.74)    $    191.23    $    1,547.44
(continued)               12,700(2)       0.27          $13.9375        08/28/02    $ (25,393.64)    $  4,905.76    $   39,417.93
                           2,000(2)       0.04          $13.9375        08/29/02    $  (3,998.99)    $    776.39    $    6,216.45
                           9,500(2)       0.20          $13.9375        09/02/02    $ (18,995.24)    $  3,760.64    $   29,697.36
                             500(2)       0.01          $13.9375        09/02/02    $    (999.74)    $    197.93    $    1,563.02
                          10,000(2)       0.21          $13.9375        09/03/02    $ (19,994.99)    $  3,977.73    $   31,304.95
                          35,900(2)       0.76          $13.9375        09/04/02    $ (71,782.04)    $ 14,348.84    $  112,544.78
                         100,000(2)       2.13          $13.9375        11/20/02    $(199,949.99)    $ 54,801.98    $  348,169.40
Debra D. Valice......      7,650(2)       0.16          $13.9375        12/05/01    $ (15,296.16)    $   (872.68)   $   14,996.13
                          64,762(2)       1.38          $13.9375        07/14/02    $(129,491.61)    $ 19,453.07    $  188,114.28
                          50,000(2)       1.06          $13.9375        09/25/06    $ (99,974.99)    $176,921.54    $  559,786.01
                          50,000(2)       1.06          $13.9375        11/20/07    $ (99,974.99)    $227,505.09    $  705,814.30

---------------

(1) The expiration dates of the common stock purchase warrants listed were extended from April 11, 1999 to April 11, 2000.

(2) On December 3, 1998, the Company's Board of Directors approved a repricing of the Company's then outstanding options and warrants whereby all options and warrants held by employees with an exercise price greater than $13.9375 ($2 above the market price of the Company's common stock) were repriced to $13.9375. The vesting terms and expiration dates of these options and warrants were not amended.

(3) The exercise prices shown do not reflect adjustments made pursuant to the terms of the options and warrants resulting from the June 10, 1999 payment of the dividend of Eagle Geophysical, Inc. common stock, which adjusted each exercise price to approximately 98.5% of the price listed in this table.

(4) The values shown are based on the indicated assumed annual rates of appreciation compounded annually. The actual value an executive may realize will depend on the extent to which the stock price exceeds the exercise price of the options or warrants on the date the option or warrant is exercised. Accordingly, the value, if any, realized by an executive will not necessarily equal any of the amounts set forth in the table above. These calculations are not intended to forecast possible future appreciation, if any, of the price of the Company's common stock.

     The following table sets forth certain information with respect to the exercise of options during the year ended December 31, 1998, and unexercised options held at December 31, 1998, and the value thereof, by each of the Named Executive Officers.

                    AGGREGATED OPTION/SAR EXERCISES IN 1998
                         AND 12/31/98 OPTION/SAR VALUES

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                   SHARES                            OPTIONS/SARS             IN-THE-MONEY OPTIONS/SARS
                                  ACQUIRED                          AT 12/31/98 (#)                AT 12/31/98 ($)
                                     ON           VALUE       ---------------------------   -----------------------------
NAME                            EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                            ------------   ------------   -----------   -------------   -------------   -------------
Paul A. Frame.................       0              $0         1,267,156       176,666      $  392,127.87        $0
Horace A. Calvert.............       0              $0           967,156       176,666      $1,961,187.12        $0
Herbert M. Pearlman...........       0              $0           705,582       160,000      $  126,867.63        $0
David S. Lawi.................       0              $0           550,726        80,000      $   89,743.13        $0
Debra D. Valice...............       0              $0           241,539        56,666      $   34,375.00        $0

EMPLOYMENT ARRANGEMENTS

  Agreements with Messrs. Frame, Calvert, Pearlman and Lawi

     On November 20, 1997, the stockholders approved the 1998 Executive Compensation Plan. The Company has employment agreements with Herbert M. Pearlman, Paul A. Frame, Horace A. Calvert and David S. Lawi (the "Executives"), for service in their respective capacities set forth in the listing of directors and executive officers, that provide for compensation in accordance with the 1998 Executive Compensation Plan. Messrs. Pearlman, Frame, Calvert and Lawi receive an annual base salary of $428,437, $444,878, $444,878, and $214,219, respectively, under these employment agreements.

     The agreements also provide for the Executives to receive bonus payments based on the annual Pre-Tax Profits (the "PTP") of the Company and its majority-owned subsidiaries ("Subsidiaries"). The PTP must exceed $10 million for fiscal 1998 and each of the four years thereafter, $12 million for fiscal 2003 and each of the four years thereafter, and $14 million for fiscal 2008 and thereafter (the "PTP Threshold"). If the PTP exceeds the PTP Threshold, the Executives will receive the following bonuses based on the annual PTP of the Company and its Subsidiaries:

                                                  PERCENTAGE UP TO   PERCENTAGE ABOVE
                                                  $50 MILLION PTP    $50 MILLION PTP
                                                  ----------------   ----------------
Herbert M. Pearlman*............................        5.0%               5.30%
Paul A. Frame...................................        4.0%               4.25%
Horace A. Calvert...............................        4.0%               4.25%
David S. Lawi*..................................        2.5%               2.65%

---------------

* The annual bonus payments to Messrs. Pearlman and Lawi will be reduced by $300,000 and $150,000, respectively.

     The agreements further provide for Messrs. Frame and Calvert to receive annual bonuses equal to 1% of the annual sales of the Company and its Subsidiaries in excess of $30 million, provided that the PTP exceeds the PTP Threshold.

     Each of the agreements with Messrs. Frame and Calvert provide that if at any time during the term of such agreement, (i) the employment agreements of Messrs. Pearlman or Lawi are terminated by the Company prior to the stated term thereof, or (ii) Messrs. Pearlman and Lawi resign from the Company's Board of Directors prior to the expiration of the term of their employment agreements, or
(iii) the majority of the members of the Company's Board of Directors is no longer nominated and supported by a majority of Messrs. Frame, Calvert, Pearlman and Lawi (each a "Change in Control"), the employee shall have the right to terminate the agreement immediately and receive from the Company all compensation required to be paid during the unexpired term thereof as well as the severance payment described below without any obligation to perform consulting services as described below. The Company believes that the Change in Control provisions in these agreements may tend to discourage attempts to acquire a controlling interest in the Company and may also tend to make the removal of management more difficult.

     Each agreement is for a term of five years, renewable each year for an additional year unless either party to the agreement gives notice to the contrary. Each agreement provides that if it is not renewed, the Company will pay the employee for two additional years' compensation including his then current base salary plus the average of all bonuses paid to the employee for the then prior three years. The severance payments are contingent upon the employee remaining available to perform consulting services for the benefit of the Company. Each agreement also provides for monthly salary continuation payments for one year upon the employee's death, so long as the agreement is in full force and effect at the time of the employee's death. The annual salary continuation amount will equal the employee's base salary at his date of death plus an average of the bonuses paid for the three previous calendar years.

     Each agreement provides for certain noncompetition and nondisclosure covenants of the employee and for certain Company-paid fringe benefits such as an automobile allowance, disability insurance and inclusion in pension, deferred compensation, profit sharing, stock purchase, savings, hospitalization and other benefit plans in effect from time to time.

  Agreement with Ms. Valice

     Effective as of January 1, 1993, the Company entered into an employment agreement with Ms. Valice for service in her capacities set forth in the listing of directors and executive officers. In 1998, Ms. Valice received an annual salary base of $155,853 under her employment agreement. The agreement also provides for an annual bonus of 2% of the Company's pre-tax profits up to $125,000, plus an additional amount as determined by the Board of Directors of the Company.

     The agreement includes the same Change in Control provision as described above for the Frame and Calvert agreements, and is for a term of five years, renewable each year for an additional year unless either party to the agreement gives notice to the contrary. The agreement provides that if it is not renewed, the Company will pay Ms. Valice for two additional years' compensation including her then current base salary plus the average of all bonuses paid to her for the then prior three years. The severance payments are contingent upon Ms. Valice remaining available to perform consulting services for the benefit of the Company. The agreement also provides for monthly salary continuation payments for one year upon Ms. Valice's death, so long as the agreement is in full force and effect at the time of her death. The annual salary continuation amount will equal Ms. Valice's base salary at her date of death plus an average of the bonuses paid for the three previous calendar years.

     The agreement provides for certain noncompetition and nondisclosure covenants of Ms. Valice and for certain Company-paid fringe benefits such as an automobile allowance, disability insurance and inclusion in pension, deferred compensation, profit sharing, stock purchase, savings, hospitalization and other benefit plans in effect from time to time.

  Option Repricing Upon Change in Control

     In December 1998, the Board of Directors approved the repricing of all employee options and warrants with an exercise price above $13.9375 per share to $13.9375 per share. Options and warrants held by the Named Executive Officers to purchase an aggregate of 2,605,464 shares of Company common stock were included in this repricing. The terms of this repricing also provided that if the Company is acquired by another company these options and warrants will be repriced to an exercise price of $11.9375 per share.

  Directors Compensation

     Outside directors receive an annual fee of $30,000 for serving on the board and are reimbursed for out of pocket expenses for meeting attendance. No additional fees are paid for serving on committees, except that committee chairs receive an additional $5,000 annually or 10,000 options to purchase the Company's common stock. On July 25, 1996, the Company's Board of Directors adopted the Non-Employee Directors' Deferred Compensation Plan which permits each non-employee director to elect to receive annual director fees in the form of stock options and to defer receipt of any directors' fees in a deferred cash account or as deferred shares. As of June 8, 1999, 60,000 shares have been reserved for issuance under this plan and directors (including former directors) have accumulated 1,643 deferred shares in their accounts of which 656 shares have been distributed and 987 will be distributed in annual equal installments from January 2000 to January 2002. Directors who are also employees receive no separate compensation for their services as directors.

     Non-employee directors also participate in the Non-Employee Directors' Stock Option Plan (the "Plan"), which was approved by Company Shareholders at the 1994 annual meeting. Under the terms of the Plan, each non-employee director receives on the date of each annual meeting during the term of the Plan an option to purchase 2,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. In addition, each non-employee director who is elected or appointed to the Board of Directors for the first time is granted on the date of such election or appointment an option to purchase 10,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. A non-employee director receives an option to purchase an additional 10,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant upon his or her election as chairman of a committee of the Board of Directors if he or she elects to forgo the additional cash compensation attributable to acting as chairman of such committee. Options granted under the Plan become exercisable one year after the date of grant. All options expire at the earlier of five years after the date of grant, twelve months after the optionee ceases to serve as a director due to death, disability, or retirement at or after age 65, or sixty days after the optionee otherwise ceases to serve as a director of the Company. If a director ceases to serve as such for any reason other than death, disability, or retirement at or after age 65, the option may be exercised only if it was exercisable at the date of such cessation of service. During 1998, William Lerner and John E. Stieglitz were granted 12,000 options each (including 10,000 for chairing a board committee), at an exercise price of $13.75. In addition, Fred S. Zeidman received 2,000 options at an exercise price of $13.75.

     In December 1998, the Board of Directors adopted amendments to the Plan to expand the circumstances under which grants of options can be made to non-employee directors by permitting discretionary grants and to expand the terms relating to previous grants of options. The amendments are subject to stockholder approval at the Annual Meeting.

     Following the adoption of these amendments, the Board of Directors approved option grants to Messrs. Craig, Lerner, Stieglitz and Zeidman, non-employee directors, to purchase 20,000, 20,000, 20,000 and 15,000 shares of the Company's common stock, respectively. These options have an exercise price of $11.9375 per share, which was equal to or greater than the closing price for the shares on the date of grant, vest on December 3, 1999 and expire December 3, 2003. The Board of Directors also authorized a new exercise price of $13.9375 per share for outstanding options for 26,000, 26,000 and 10,000 options previously granted under the Plan to Messrs. Lerner, Stieglitz and Zeidman, respectively, and extended by two years the expiration date of 38,000, 38,000 and 12,000 options previously granted under the Plan to Messrs. Lerner, Stieglitz and Zeidman, respectively.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation and Stock Option Committee is composed of William Lerner, John E. Stieglitz and Fred S. Zeidman.

     No member of the Compensation Committee of the Board of Directors of the Company was, during 1998, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, or had any relationship requiring disclosure pursuant to applicable rules and regulations of the Securities and Exchange Commission. During 1998, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or
(iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership concerning the Common Stock with the Securities and Exchange Commission and to furnish the Company with copies of all Section 16(a) forms they file. Based upon the Company's review of the Section 16(a) filings that have been received by the Company, the Company believes that all filings required to be made under Section 16(a) during 1998 were timely made.

                         REPORT ON REPRICING OF OPTIONS

     As of December 3, 1998, employees of the Company, including officers and directors, held options or warrants with exercise prices in excess of $13.9375 to purchase 3,621,852 shares of Common Stock. The Named Executive Officers held 2,605,464 of these options. To reflect the importance that the Company places on shareholder value and to provide a more effective incentive to the Company's employees, the Board of Directors accepted the Compensation Committee's recommendation at its December 3, 1998 meeting to reduce the exercise price of all options and warrants held by employees with an exercise price greater than $13.9375 per share ($2 above the market price of the Company's common stock on that date) to $13.9375 per share. The terms of this repricing also provided that if the Company is acquired by another company, these options and warrants will be repriced to an exercise price of $11.9375 per share. Details of the repricing for the Company's Named Executive Officers are set forth in the "Ten Year Option/SAR Repricings" table below.

                                            By the Compensation Committee,

                                            William Lerner, Co-Chairman
                                            John E. Stieglitz, Co-Chairman
                                            Fred S. Zeidman

     The following table sets forth certain information with respect to repricing of options to purchase Common Stock and SARs during the ten years ended December 31, 1998, for any executive officer.

                         TEN YEAR OPTION/SAR REPRICINGS

                                                                                                                  LENGTH OF
                                                   NUMBER OF                                                       ORIGINAL
                                                  SECURITIES     MARKET PRICE                                    OPTION TERM
                                                  UNDERLYING      OF STOCK AT       EXERCISE                      REMAINING
                                                 OPTIONS/SAR'S      TIME OF       PRICE AT TIME        NEW        AT DATE OF
                                                  REPRICED OR    REPRICING OR    OF REPRICING OR    EXERCISE     REPRICING OR
NAME                                   DATE       AMENDED(#)     AMENDMENT($)     AMENDMENT($)     PRICE($)(1)    AMENDMENT
----                                 --------    -------------   -------------   ---------------   -----------   ------------
Paul A. Frame......................   12/3/98(2)    500,000         $11.938          $20.500         $13.938        3.96 yrs.
                                      12/3/98(2)    101,600         $11.938          $17.813         $13.938        3.53 yrs.
                                      12/3/98(2)     60,000         $11.938          $17.500         $13.938        3.53 yrs.
                                      12/3/98(2)     57,400         $11.938          $19.000         $13.938        3.50 yrs.
                                      12/3/98(2)     55,800         $11.938          $18.375         $13.938        3.52 yrs.
                                      12/3/98(2)     36,768         $11.938          $20.000         $13.938        3.00 yrs.
                                      12/3/98(2)     30,442         $11.938          $20.250         $13.938        3.00 yrs.
                                      12/3/98(2)     22,200         $11.938          $18.250         $13.938        3.52 yrs.
                                      12/3/98(2)     22,042         $11.938          $20.500         $13.938        2.99 yrs.
                                      12/3/98(2)     20,000         $11.938          $17.750         $13.938        3.53 yrs.
                                      12/3/98(2)     20,000         $11.938          $18.313         $13.938        3.52 yrs.
                                      12/3/98(2)     19,600         $11.938          $17.688         $13.938        3.53 yrs.
                                      12/3/98(2)     16,000         $11.938          $18.500         $13.938        3.52 yrs.
                                      12/3/98(2)     13,000         $11.938          $17.625         $13.938        3.53 yrs.
                                      12/3/98(2)     10,000         $11.938          $18.000         $13.938        3.52 yrs.
                                      12/3/98(2)      8,400         $11.938          $18.125         $13.938        3.52 yrs.
                                      12/3/98(2)      7,800         $11.938          $19.063         $13.938        3.50 yrs.
                                      12/3/98(2)      7,400         $11.938          $19.125         $13.938        3.50 yrs.
                                      12/3/98(2)      6,106         $11.938          $21.500         $13.938        2.98 yrs.
                                      12/3/98(2)      4,600         $11.938          $19.000         $13.938        3.51 yrs.
                                      12/3/98(2)      4,000         $11.938          $18.438         $13.938        3.52 yrs.
                                      12/3/98(2)      3,242         $11.938          $20.813         $13.938        2.98 yrs.
                                      12/3/98(2)      1,800         $11.938          $17.875         $13.938        3.53 yrs.
                                      12/3/98(2)      1,760         $11.938          $19.500         $13.938        4.02 yrs.
                                      12/3/98(2)        800         $11.938          $18.750         $13.938        3.52 yrs.
                                      1/27/94(4)    265,380         $ 7.500          $ 6.860         $ 6.525        6.87 yrs.
                                      1/14/94(4)    265,380         $ 7.750          $ 7.360         $ 6.860        6.90 yrs.
                                       1/5/94(4)    265,380         $ 7.000          $ 7.860         $ 7.360        6.93 yrs.

                                                                                                                  LENGTH OF
                                                   NUMBER OF                                                       ORIGINAL
                                                  SECURITIES     MARKET PRICE                                    OPTION TERM
                                                  UNDERLYING      OF STOCK AT       EXERCISE                      REMAINING
                                                 OPTIONS/SAR'S      TIME OF       PRICE AT TIME        NEW        AT DATE OF
                                                  REPRICED OR    REPRICING OR    OF REPRICING OR    EXERCISE     REPRICING OR
NAME                                   DATE       AMENDED(#)     AMENDMENT($)     AMENDMENT($)     PRICE($)(1)    AMENDMENT
----                                 --------    -------------   -------------   ---------------   -----------   ------------
Paul A. Frame......................    1/5/94(3)    160,038         $ 7.000          $ 6.065         $ 5.625        1.15 yrs.
  (continued)                         1/21/93(4)    265,380         $ 5.815          $ 8.360         $ 7.860        7.88 yrs.
                                      1/21/93(3)    160,038         $ 5.815          $ 6.565         $ 6.065        2.10 yrs.
                                       1/9/93(4)    265,380         $ 5.625          $ 8.860         $ 8.360        7.92 yrs.
                                       1/9/93(3)    160,038         $ 5.625          $ 7.065         $ 6.565        2.13 yrs.
                                      12/5/92(4)    265,380         $ 4.625          $ 9.360         $ 8.860        8.00 yrs.
                                      12/5/92(3)    160,038         $ 4.625          $ 7.565         $ 7.065        2.25 yrs.
                                     11/28/92(4)    265,380         $ 4.440          $ 9.860         $ 9.360        8.00 yrs.
                                     11/28/92(3)    160,038         $ 4.440          $ 8.065         $ 7.565        2.25 yrs.
                                      9/18/92(4)    265,380         $ 3.875          $10.360         $ 9.860        8.30 yrs.
                                      9/18/92(3)    160,038         $ 3.875          $ 8.565         $ 8.065        2.45 yrs.
Horace A. Calvert..................   12/3/98(2)    200,000         $11.938          $20.500         $13.938        3.96 yrs.
                                      12/3/98(2)     73,082         $11.938          $19.563         $13.938        4.01 yrs.
                                      12/3/98(2)     39,436         $11.938          $20.000         $13.938        3.00 yrs.
                                      12/3/98(2)     39,400         $11.938          $17.250         $13.938        4.01 yrs.
                                      12/3/98(2)     32,650         $11.938          $20.250         $13.938        3.00 yrs.
                                      12/3/98(2)     24,000         $11.938          $17.188         $13.938        4.01 yrs.
                                      12/3/98(2)     14,412         $11.938          $20.500         $13.938        2.99 yrs.
                                      12/3/98(2)     10,000         $11.938          $17.563         $13.938        4.01 yrs.
                                      12/3/98(2)      9,600         $11.938          $19.406         $13.938        4.01 yrs.
                                      12/3/98(2)      8,200         $11.938          $19.500         $13.938        4.01 yrs.
                                      12/3/98(2)      3,300         $11.938          $17.750         $13.938        4.01 yrs.
                                      12/3/98(2)      3,000         $11.938          $17.781         $13.938        4.01 yrs.
                                      12/3/98(2)      3,000         $11.938          $17.969         $13.938        4.01 yrs.
                                      12/3/98(2)      2,400         $11.938          $17.906         $13.938        4.01 yrs.
                                      12/3/98(2)      1,000         $11.938          $19.375         $13.938        4.01 yrs.
                                      12/3/98(2)      1,000         $11.938          $17.531         $13.938        4.01 yrs.
                                      12/3/98(2)        700         $11.938          $17.688         $13.938        4.01 yrs.
                                      12/3/98(2)        200         $11.938          $17.844         $13.938        4.01 yrs.
                                      1/27/94(4)    265,380         $ 7.500          $ 6.860         $ 6.525        6.87 yrs.
                                      1/14/94(4)    265,380         $ 7.750          $ 7.360         $ 6.860        6.90 yrs.
                                       1/5/94(4)    265,380         $ 7.000          $ 7.860         $ 7.360        6.93 yrs.
                                       1/5/94(3)    160,038         $ 7.000          $ 6.065         $ 5.625        1.15 yrs.
                                      1/21/93(4)    265,380         $ 5.815          $ 8.360         $ 7.860        7.88 yrs.
                                      1/21/93(3)    160,038         $ 5.815          $ 6.565         $ 6.065        2.10 yrs.
                                       1/9/93(4)    265,380         $ 5.625          $ 8.860         $ 8.360        7.92 yrs.
                                       1/9/93(3)    160,038         $ 5.625          $ 7.065         $ 6.565        2.13 yrs.
                                      12/5/92(4)    265,380         $ 4.625          $ 9.360         $ 8.860        8.00 yrs.
                                      12/5/92(3)    160,038         $ 4.625          $ 7.565         $ 7.065        2.25 yrs.
                                     11/28/92(4)    265,380         $ 4.440          $ 9.860         $ 9.360        8.00 yrs.
                                     11/28/92(3)    160,038         $ 4.440          $ 8.065         $ 7.565        2.25 yrs.
                                      9/18/92(4)    265,380         $ 3.875          $10.360         $ 9.860        8.30 yrs.
                                      9/18/92(3)    160,038         $ 3.875          $ 8.565         $ 8.065        2.45 yrs.
Herbert M. Pearlman................   12/3/98(2)    200,000         $11.938          $20.500         $13.938        3.96 yrs.
                                      12/3/98(2)     80,000         $11.938          $16.000         $13.938        1.40 yrs.
                                      12/3/98(2)     35,900         $11.938          $20.625         $13.938        3.75 yrs.
                                      12/3/98(2)     30,000         $11.938          $20.531         $13.938        3.65 yrs.
                                      12/3/98(2)     20,000         $11.938          $20.781         $13.938        3.62 yrs.
                                      12/3/98(2)     19,500         $11.938          $20.344         $13.938        3.75 yrs.
                                      12/3/98(2)     16,624         $11.938          $20.000         $13.938        3.00 yrs.
                                      12/3/98(2)     13,766         $11.938          $20.250         $13.938        3.00 yrs.
                                      12/3/98(2)     13,700         $11.938          $20.813         $13.938        3.62 yrs.
                                      12/3/98(2)     12,700         $11.938          $20.313         $13.938        3.73 yrs.
                                      12/3/98(2)     10,574         $11.938          $20.750         $13.938        3.73 yrs.
                                      12/3/98(2)     10,000         $11.938          $20.313         $13.938        3.63 yrs.
                                      12/3/98(2)      9,964         $11.938          $20.500         $13.938        2.99 yrs.

                                                                                                                  LENGTH OF
                                                   NUMBER OF                                                       ORIGINAL
                                                  SECURITIES     MARKET PRICE                                    OPTION TERM
                                                  UNDERLYING      OF STOCK AT       EXERCISE                      REMAINING
                                                 OPTIONS/SAR'S      TIME OF       PRICE AT TIME        NEW        AT DATE OF
                                                  REPRICED OR    REPRICING OR    OF REPRICING OR    EXERCISE     REPRICING OR
NAME                                   DATE       AMENDED(#)     AMENDMENT($)     AMENDMENT($)     PRICE($)(1)    AMENDMENT
----                                 --------    -------------   -------------   ---------------   -----------   ------------
Herbert M. Pearlman................   12/3/98(2)      9,800         $11.938          $20.406         $13.938        3.65 yrs.
  (continued)                         12/3/98(2)      8,700         $11.938          $20.250         $13.938        3.63 yrs.
                                      12/3/98(2)      7,500         $11.938          $20.719         $13.938        3.72 yrs.
                                      12/3/98(2)      7,100         $11.938          $20.875         $13.938        3.62 yrs.
                                      12/3/98(2)      2,762         $11.938          $21.500         $13.938        2.98 yrs.
                                      12/3/98(2)      2,500         $11.938          $20.719         $13.938        3.73 yrs.
                                      12/3/98(2)      2,000         $11.938          $20.250         $13.938        3.74 yrs.
                                      12/3/98(2)      1,900         $11.938          $20.813         $13.938        3.73 yrs.
                                      12/3/98(2)      1,466         $11.938          $20.813         $13.938        2.98 yrs.
                                      12/3/98(2)      1,400         $11.938          $20.281         $13.938        3.63 yrs.
                                      12/3/98(2)        500         $11.938          $20.375         $13.938        3.75 yrs.
                                      12/3/98(2)        100         $11.938          $20.375         $13.938        3.63 yrs.
                                      1/27/94(4)    159,228         $ 7.500          $ 6.860         $ 6.525        6.87 yrs.
                                      1/14/94(4)    159,228         $ 7.750          $ 7.360         $ 6.860        6.90 yrs.
                                       1/5/94(4)    159,228         $ 7.000          $ 7.860         $ 7.360        6.93 yrs.
                                       1/5/94(3)    172,126         $ 7.000          $ 6.065         $ 5.625        1.15 yrs.
                                      1/21/93(4)    159,228         $ 5.815          $ 8.360         $ 7.860        7.88 yrs.
                                      1/21/93(3)    172,126         $ 5.815          $ 6.565         $ 6.065        2.10 yrs.
                                       1/9/93(4)    159,228         $ 5.625          $ 8.860         $ 8.360        7.92 yrs.
                                       1/9/93(3)    172,126         $ 5.625          $ 7.065         $ 6.656        2.13 yrs.
                                      12/5/92(4)    159,228         $ 4.625          $ 9.360         $ 8.860        8.00 yrs.
                                      12/5/92(3)    172,126         $ 4.625          $ 7.565         $ 7.065        2.25 yrs.
                                     11/28/92(4)    159,228         $ 4.440          $ 9.860         $ 9.360        8.00 yrs.
                                     11/28/92(3)    172,126         $ 4.440          $ 8.065         $ 7.565        2.25 yrs.
                                      9/18/92(4)    159,228         $ 3.875          $10.360         $ 9.860        8.30 yrs.
                                      9/18/92(3)    172,126         $ 3.875          $ 8.565         $ 8.065        2.45 yrs.
David S. Lawi......................   12/3/98(2)    100,000         $11.938          $20.500         $13.938        3.96 yrs.
                                      12/3/98(2)     80,000         $11.938          $16.000         $13.938        1.40 yrs.
                                      12/3/98(2)     35,900         $11.938          $20.625         $13.938        3.75 yrs.
                                      12/3/98(2)     30,000         $11.938          $20.531         $13.938        3.65 yrs.
                                      12/3/98(2)     20,000         $11.938          $20.781         $13.938        3.62 yrs.
                                      12/3/98(2)     19,500         $11.938          $20.344         $13.938        3.75 yrs.
                                      12/3/98(2)     16,624         $11.938          $20.000         $13.938        3.00 yrs.
                                      12/3/98(2)     13,766         $11.938          $20.250         $13.938        3.00 yrs.
                                      12/3/98(2)     13,700         $11.938          $20.813         $13.938        3.62 yrs.
                                      12/3/98(2)     12,700         $11.938          $20.313         $13.938        3.73 yrs.
                                      12/3/98(2)     10,574         $11.938          $20.750         $13.938        3.73 yrs.
                                      12/3/98(2)     10,000         $11.938          $20.313         $13.938        3.63 yrs.
                                      12/3/98(2)      9,964         $11.938          $20.500         $13.938        2.99 yrs.
                                      12/3/98(2)      9,800         $11.938          $20.406         $13.938        3.65 yrs.
                                      12/3/98(2)      8,700         $11.938          $20.250         $13.938        3.63 yrs.
                                      12/3/98(2)      7,500         $11.938          $20.719         $13.938        3.72 yrs.
                                      12/3/98(2)      7,100         $11.938          $20.875         $13.938        3.62 yrs.
                                      12/3/98(2)      2,762         $11.938          $21.500         $13.938        2.98 yrs.
                                      12/3/98(2)      2,500         $11.938          $20.719         $13.938        3.73 yrs.
                                      12/3/98(2)      2,000         $11.938          $20.250         $13.938        3.74 yrs.
                                      12/3/98(2)      1,900         $11.938          $20.813         $13.938        3.73 yrs.
                                      12/3/98(2)      1,466         $11.938          $20.813         $13.938        2.98 yrs.
                                      12/3/98(2)      1,400         $11.938          $20.281         $13.938        3.63 yrs.
                                      12/3/98(2)        500         $11.938          $20.375         $13.938        3.75 yrs.
                                      12/3/98(2)        100         $11.938          $20.375         $13.938        3.63 yrs.
                                      1/27/94(4)    159,228         $ 7.500          $ 6.860         $ 6.525        6.87 yrs.
                                      1/14/94(4)    159,228         $ 7.750          $ 7.360         $ 6.860        6.90 yrs.
                                       1/5/94(4)    159,228         $ 7.000          $ 7.860         $ 7.360        6.93 yrs.
                                       1/5/94(3)     87,270         $ 7.000          $ 6.065         $ 5.625        1.15 yrs.
                                      1/21/93(4)    159,228         $ 5.815          $ 8.360         $ 7.860        7.88 yrs.
                                      1/21/93(3)     87,270         $ 5.815          $ 6.565         $ 6.065        2.10 yrs.

                                                                                                                  LENGTH OF
                                                   NUMBER OF                                                       ORIGINAL
                                                  SECURITIES     MARKET PRICE                                    OPTION TERM
                                                  UNDERLYING      OF STOCK AT       EXERCISE                      REMAINING
                                                 OPTIONS/SAR'S      TIME OF       PRICE AT TIME        NEW        AT DATE OF
                                                  REPRICED OR    REPRICING OR    OF REPRICING OR    EXERCISE     REPRICING OR
NAME                                   DATE       AMENDED(#)     AMENDMENT($)     AMENDMENT($)     PRICE($)(1)    AMENDMENT
----                                 --------    -------------   -------------   ---------------   -----------   ------------
David S. Lawi......................    1/9/93(4)    159,228         $ 5.625          $ 8.860         $ 8.360        7.92 yrs.
  (continued)                          1/9/93(3)     87,270         $ 5.625          $ 7.065         $ 6.565        2.13 yrs.
                                      12/5/92(4)    159,228         $ 4.625          $ 9.360         $ 8.860        8.00 yrs.
                                      12/5/92(3)     87,270         $ 4.625          $ 7.565         $ 7.065        2.25 yrs.
                                     11/28/92(4)    159,228         $ 4.440          $ 9.860         $ 9.360        8.00 yrs.
                                     11/28/92(3)     87,270         $ 4.440          $ 8.065         $ 7.565        2.25 yrs.
                                      9/18/92(4)    159,228         $ 3.875          $10.360         $ 9.860        8.30 yrs.
                                      9/18/92(3)     87,270         $ 3.875          $ 8.565         $ 8.065        2.45 yrs.
Debra D. Valice....................   12/3/98(2)     64,762         $11.938          $20.000         $13.938        3.61 yrs.
                                      12/3/98(2)     50,000         $11.938          $16.750         $13.938        7.81 yrs.
                                      12/3/98(2)     50,000         $11.938          $20.500         $13.938        3.96 yrs.
                                      12/3/98(2)      7,650         $11.938          $20.000         $13.938        3.00 yrs.
                                      1/27/94(4)     42,460         $ 7.500          $ 6.860         $ 6.525        6.87 yrs.
                                      1/14/94(4)     42,460         $ 7.750          $ 7.360         $ 6.860        6.90 yrs.
                                       1/5/94(4)     42,460         $ 7.000          $ 7.860         $ 7.360        6.93 yrs.
                                       1/5/94(3)     72,412         $ 7.000          $ 6.065         $ 5.625        1.15 yrs.
                                      1/21/93(4)     42,460         $ 5.815          $ 8.360         $ 7.860        7.88 yrs.
                                      1/21/93(3)     72,412         $ 5.815          $ 6.565         $ 6.065        2.10 yrs.
                                       1/9/93(4)     42,460         $ 5.625          $ 8.860         $ 8.360        7.92 yrs.
                                       1/9/93(3)     72,412         $ 5.625          $ 7.065         $ 6.565        2.13 yrs.
                                      12/5/92(4)     42,460         $ 4.625          $ 9.360         $ 8.860        8.00 yrs.
                                      12/5/92(3)     72,412         $ 4.625          $ 7.565         $ 7.065        2.25 yrs.
                                     11/28/92(4)     42,460         $ 4.440          $ 9.860         $ 9.360        8.00 yrs.
                                     11/28/92(3)     72,412         $ 4.440          $ 8.065         $ 7.565        2.25 yrs.
                                      9/18/92(4)     42,460         $ 3.875          $10.360         $ 9.860        8.30 yrs.
                                      9/18/92(3)     72,412         $ 3.875          $ 8.565         $ 8.065        2.45 yrs.

---------------

(1) The exercise prices shown do not reflect adjustments made pursuant to the terms of the options and warrants resulting from the June 10, 1999 payment of the dividend of Eagle Geophysical, Inc. common stock, which adjusted each exercise price to approximately 98.5% of the price listed in this table.

(2) As described in the Report on Repricing of Options above, the Company adopted a plan on December 3, 1998, to reduce the exercise price of all employee options and warrants with an exercise price above $13.9375 per share. Options and warrants held by the Named Executive Officers to purchase an aggregate of 2,605,464 shares of Company common stock were included in this repricing. The terms of this repricing provided that if the Company is acquired by another company these options and warrants will be repriced to an exercise price of $11.9375 per share. The original term of these options and warrants was not changed with the repricing.

(3) These common stock purchase warrants were originally granted on February 27, 1990, with an exercise price of $8.565 per share and an expiration date of February 27, 1995. The Company adopted a plan on July 21, 1992, to reduce the exercise price of these warrants by $.50 for every $.50 increase in the market price of the Company's Common Stock maintained for at least 30 consecutive days, until the exercise price of the warrants equaled the target price of $5.625 per share established by the Compensation Committee. This adjustment towards the target price caused three $.50 per share decreases in the exercise price of these warrants as of December 31, 1992, two additional $.50 per share decreases in the exercise price of these warrants during the year ended December 31, 1993 and a $.44 decrease in the exercise price of these warrants to the target price during the year ended December 31, 1994. No further decreases in the exercise price of these warrants can occur. The original term of these warrants was not changed with the repricing.

(4) These common stock purchase warrants were originally granted on December 10, 1990 with an exercise price of $10.36 per share and an expiration date of December 10, 2000. The Company adopted a plan on

    July 21, 1992, to reduce the exercise price of these warrants by $.50 for every $.50 increase in the market price of the Company's Common Stock maintained for at least 30 consecutive days, until the exercise price of the warrants equals the target price of $6.525 per share established by the Compensation Committee. This adjustment towards the target price caused three $.50 per share decreases in the exercise price of these warrants as of December 31, 1992, two additional $.50 per share decreases in the exercise price of these warrants during the year ended December 31, 1993, and two additional $.50 per share decreases and a $.335 per share decrease in the exercise price of these warrants to the target price during the year ended December 31, 1994. No further decreases in the exercise price of these warrants can occur. The original term of these warrants was not changed with the repricing.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company, which consists of three outside directors, met separately and with the entire Board of Directors in December 1998 to review the Company's compensation policies and practices. Such a review is intended to be conducted annually.

COMPENSATION PHILOSOPHY

     Since January 1, 1998, the compensation of Messrs. Frame, Calvert, Pearlman and Lawi has been governed by the Company's 1998 Executive Compensation Plan, which was approved by stockholders in November 1997. The plan was submitted to shareholders for approval in order to give shareholders the opportunity to participate in the process for setting the executive compensation of Messrs. Frame, Calvert, Pearlman and Lawi. This plan was intended to link a significant portion of compensation to financial results and to permit the Company to maximize the deductibility of the compensation paid to these executives under section 162(m) of the Internal Revenue Code. Ms. Valice's compensation is governed by her employment contract with the Company. The compensation of all of these executives (the "Named Executive Officers") is based in large part on the financial performance of the Company.

     The Company's compensation philosophy is to pay a lower base salary and to provide attractive incentives to earn additional income based on financial results, plus the granting of stock options and warrants to reflect the importance that the Company places on shareholder value. This compensation philosophy also extends to all other officers and executives of the Company.

PERFORMANCE-BASED CASH COMPENSATION

     As detailed under the Employment Arrangements section, Mr. Frame, the Company's Chief Executive Officer, receives a base salary, a bonus based on pre-tax profits if pre-tax profits exceed a threshold amount and a bonus based on the Company's sales in excess of $30 million if pre-tax profits exceed a threshold amount. Mr. Calvert receives a base salary, a bonus based on pre-tax profits if pre-tax profits exceed a threshold amount and a bonus based on the Company's sales in excess of $30 million if pre-tax profits exceed a threshold amount. Messrs. Pearlman and Lawi each receive a base salary and a bonus based on pre-tax profits if pre-tax profits exceed a threshold amount. Ms. Valice receives a base salary, a bonus of up to $125,000 based on pre-tax profits and an additional bonus in the Board's discretion.

     For the year ended December 31, 1998, Mr. Frame's total cash compensation decreased 25% as compared to the total cash compensation he received for the year ended December 31, 1997, including a bonus in 1997 relating to the Eagle Geophysical spin-off but excluding a bonus in 1997 based on the Company's stock performance, deferred compensation, Company matching 401(k) income and other fringe benefits. This decrease in CEO compensation resulted primarily from the bonus in 1997 relating to the Eagle Geophysical spin-off, partially offset by increased compensation under the 1998 Executive Compensation Plan due to higher base salary and increased pre-tax profits for the Company in 1998. Similarly, the total cash compensation for Messrs. Calvert, Pearlman and Lawi and Ms. Valice decreased primarily because of the 1997 bonus relating to the financial gain to the Company resulting from the Eagle Geophysical spin-off.

STOCK OPTIONS AND COMMON STOCK PURCHASE WARRANTS

     During 1998, the Company had only one stock option plan, the 1993 Option Plan, under which options were available for granting to officers and employees of the Company. Options granted under the 1993 Option Plan can be either incentive stock options pursuant to Section 422 of the Code or non-qualified stock options. Options granted under the 1993 Option Plan have a maximum term of 10 years, subject to certain events related to termination of employment. Mr. Frame, as well as other executive officers, have been granted stock options under previous non-qualified and incentive stock option plans.

     The Company also issued common stock purchase warrants to Mr. Frame, as well as to the other Named Executive Officers and most other employees. These warrants are designed to serve as incentives to all employees as to the importance of their productivity related to the Company's financial performance and stockholder value. Certain of these warrants are subject to reloading upon exercise under the Company's Warrant Reload Plan, which provides for the grant of a like number of new warrants at an exercise price equal to the market price of the Common Stock on the date of exercise of the reloaded warrant and expiring on the later of five years from the date of grant or the expiration date of the reloaded warrants. The new warrants granted to reload the exercised warrants are not reloadable under the Warrant Reload Plan.

     Since compensation upon the exercise of warrants and reload warrants did not meet the deductibility requirements of Section 162(m), the Company proposed, and the Stockholders approved at the annual meeting in November 1997, an increase in the number of shares available for granting options under the 1993 Stock Option Plan to use for granting reload options rather than warrants under the Warrant Reload Plan to the Named Executive Officers. Reload options are intended to meet the deductibility requirements of Section 162(m).

     Mr. Frame was not granted any new options in 1998. However, the expiration date of certain of Mr. Frame's common stock purchase warrants was extended and other options and warrants held by Mr. Frame were repriced during 1998, as described in the Options/SAR Grants in 1998 table, the Ten Year Option/SAR Repricings table and the Report on Repricing of Options. Similarly, certain options and warrants held by the other Named Executive Officers were extended or repriced in 1998. Options were also granted to other officers and key employees of the Company under the 1993 Option Plan at various times throughout the year to reward these officers and key employees for their efforts.

     The Company's stock option plans and common stock purchase warrants are designed to provide incentives based upon the Company's financial performance and stockholder returns over time.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, imposes certain limitations on the deductibility by the Company for federal income tax purposes of compensation amounts exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers of a company. Qualifying performance based compensation is not subject to the deduction limit if certain requirements are met. The Compensation Committee attempts to structure incentive awards to be deductible under Section 162(m) and intends, whenever reasonably possible, to have compensation paid by the Company to the chief executive officer and the four other highest paid executive officers satisfy Section 162(m). Notwithstanding the efforts of the Compensation Committee in this regard, no assurance can be given that the compensation intended to satisfy the requirements under Section 162(m) does, in fact, do so.

                                            By the Compensation Committee,

                                            William Lerner, Co-Chairman
                                            John E. Stieglitz, Co-Chairman
                                            Fred S. Zeidman

                               PERFORMANCE GRAPH

     The following graph sets forth the cumulative total stockholder return for the Company's Common Stock as compared to the Russell 2000 index, which covers a broad cross-section of public companies including many which have relatively small stock market capitalization and the Peer Group index, which represents publicly traded oil-service companies.

                           COMPARATIVE TOTAL RETURNS*

                   SEITEL, INC., RUSSELL 2000, AND PEER GROUP
                (Performance results through December 31, 1998)
                              [Performance Chart]

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in SEI common stock, Russell 2000 Index, and Peer Group.
---------------

 * Cumulative total return assumes reinvestment of dividends.

** Peer Group: Baker-Hughes Inc.; Daniel Industries, Inc.; Dresser Industries,
   Inc. (until September 1998 when it ceased to be publicly traded); Enterra Corporation (until October 1995 when it ceased to be publicly traded); Global Marine Inc.; Halliburton Company, Helmerich & Payne, Inc.; Kaneb Services, Inc.; McDermott International, Inc.; Parker Drilling Company; R&B Falcon Corporation (formerly known as Reading & Bates Corporation); Rowan Companies, Inc.; Smith International, Inc.; Schlumberger Limited; Tidewater Inc.; Varco International, Inc.; Western Atlas Inc. (which began to be publicly traded in March 1994 and ceased to be publicly traded in August 1998); and Western Co. of North America (until April 1995 when it ceased to be publicly traded).

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     On July 21, 1992, the Company granted ten-year loans at an interest rate of 4% to most of its employees for the purchase of 800,000 shares of the Company's common stock at the then market price of $2.6875 per share. Payments of 5% of the original principal balance plus accrued interest are due annually on August 1, with a balloon payment of the remaining principal and accrued interest due August 1, 2002. The Company recorded compensation expense due to the below market interest rate on these loans of $40,000 in 1998. The stock certificates are held by the Company as collateral until payment is received. Loans in excess of $60,000 were made to Messrs. Frame and Calvert and Ms. Valice, amounting to $537,500, $537,500 and $134,375, respectively. The largest aggregate amounts of principal and interest outstanding on such loans during 1998 were approximately $418,000, $418,000 and $105,000, respectively. As of June 8, 1999, the aggregate amounts of principal and interest outstanding on such loans were approximately $388,000, $388,000 and $97,000, respectively.

     On October 2, 1998, the Company granted five-year loans at an interest rate of 4% to most of its employees for the purchase from the Company of 794,300 shares of the Company's common stock and options to purchase a like number of shares of the Company's common stock at an exercise price of $11.75 per share. Payment of 60% of the loan amount plus accrued interest is being made in equal monthly, quarterly or annual payments, as applicable, and a balloon payment of the remaining 40% is due on October 2, 2003. The Company recorded compensation expense due to the below market interest rate on these loans of $14,000 in 1998. The stock certificates are held by the Company as collateral until payment is received. Loans in excess of $60,000 were made to Messrs. Frame, Calvert, Pearlman and Lawi amounting to $773,438 each and to Ms. Valice amounting to $515,625. The largest aggregate amounts of principal and interest outstanding on such loans during 1998 were approximately $781,000 for each of Messrs. Frame, Calvert, Pearlman and Lawi and $521,000 for Ms. Valice. As of June 8, 1999, the aggregate amounts of principal and interest outstanding on such loans were approximately $758,000 for each of Messrs. Frame, Calvert, Pearlman and Lawi and $506,000 for Ms. Valice.

     The Company guarantees borrowings up to $750,000 made by Paul Frame under a line of credit. The Company is only obligated to make payment in the event of default by Mr. Frame. The Company has a contractual right of offset against any salary, bonus, commission or other amounts due from the Company to Mr. Frame for any amounts paid by the Company pursuant to this guaranty. The maximum amount outstanding on this line of credit during 1998 was $600,000. The Company did not make any payments under this guaranty during 1998. As of June 8, 1999, $700,000 was outstanding on this line of credit.

     On August 11, 1997, the Company's wholly-owned seismic data acquisition crew subsidiary, Eagle Geophysical, Inc., completed an initial public offering ("Offering") in which the Company sold 1,880,000 of its 3,400,000 shares of Eagle common stock as a selling stockholder. The Company owed Eagle and its subsidiaries $27,117,000 at December 31, 1998, for seismic data acquisition services provided to the Company and its subsidiaries subsequent to the Offering date. The Company incurred charges of $79,900,000 for these services for the year ended December 31, 1998. Costs incurred for these services were based on agreed upon contractual amounts and terms similar to contracts with third party contractors. The Company declared a dividend of all of its remaining shares of Eagle to the Company's stockholders of record as of May 18, 1999, with a payment date of June 10, 1999.

     Paul Frame, the Chief Executive Officer, President and Director of the Company, was a Director of Eagle and Chairman of the Executive Committee of Eagle's Board of Directors until March 1999. In addition to his duties as a director of Eagle, Mr. Frame was responsible for strategic planning, marketing, and domestic and international growth of Eagle's business pursuant to a bonus agreement with Eagle, which was terminated in March 1999 when he resigned as a director of Eagle. The Board of Directors of the Company had agreed to allow Mr. Frame to devote 20% of his time to Eagle until December 31, 1999. Pursuant to the bonus agreement, Eagle paid Mr. Frame a bonus of $206,979 attributable to 1998, along with annual director fees and meeting fees as an outside director of Eagle.

     Certain employees and directors of the Company and immediate family members of employees and directors contributed cash to partnerships in 1994 through 1997 which invested in the exploration and development of oil and gas properties on a working interest basis along with DDD Energy, Inc. ("DDD Energy"). Each partnership's working interest amounted to 2.5% of the total investment made by such partnership and DDD Energy for the partnership formed in 1997, 3% for the partnership formed in 1996 and 5% for the partnerships formed in 1995 and 1994. Effective October 1, 1998, DDD Energy purchased the oil and gas interests owned by each of the partnerships in exchange for shares of the Company's common stock, cash in lieu of fractional shares and assumption of certain partnership liabilities. The purchase price for the interests of each partnership was equal to the greater of (i) the present value of future production of proved reserves based on the independent reserve report dated January 1, 1998, adjusted by DDD Energy to the effective date of the purchase to take into account production and other reserve changes, plus 100% of costs attributable to unevaluated prospects, or (ii) the partners' original capital contributions to the partnership. This purchase price determination was approved by an independent committee of the Board of Directors of the Company consisting of Walter Craig, John Stieglitz and Fred Zeidman. DDD Energy did not obtain a third-party appraisal of these properties. The purchase prices for the assets of the 1994 partnership, the 1995 partnership, the 1996 partnership and the 1997 partnership were $1,102,306, $2,889,238, $842,767 and $600,056, respectively, based on this purchase price determination. The 1996 partnership and the 1997 partnership had paid $899,389 and $355,031, respectively, for its interests in the properties that were sold to DDD Energy. Liabilities of the partnerships assumed by DDD Energy and outstanding advances from DDD Energy on behalf of the partnerships, amounting to $774,382, $578,129 and $168,352 for the 1994 partnership, the 1995 partnership and the 1996 partnership, respectively, were deducted from these purchase prices. DDD Energy paid the net purchase price to each partnership in shares of Company common stock valued at $11.00 per share, plus cash for the fractional shares that would have been distributed to the partners in the partnerships. When the Company received its independent reserve report dated January 1, 1999, DDD Energy paid additional cash consideration to the 1995 partnership, the 1996 partnership and the 1997 partnership of $707,687, $115,668 and $610, respectively, based on the estimated present values of future production from the properties as reflected in this reserve report and as adjusted to October 1, 1998.

     The following officers and directors of the Company and family members of officers and directors received the number of shares and dollar amounts listed below in connection with these transactions as a result of their partnership interests in these partnerships: Paul A. Frame, 35,682 shares and $98,452; Horace A. Calvert, 45,169 shares and $98,559; Herbert M. Pearlman, 48,249 shares and $114,138; David S. Lawi, 36,135 shares and $78,851; Debra D. Valice, 29,804 shares and $73,654; Sheryl Pearlman (wife of Herbert Pearlman), 4,554 shares and $4,159; Julia L. Pearlman, 4,515 shares and $9,877; Lee R. Pearlman, 4,515 shares and $9,877; Lawrence Marolda, 4,515 shares and $9,877; Nicole E. Lawi, 4,515 shares and $9,877; and Neil A. Lawi, 4,515 shares and $9,877.

               PROPOSAL TO APPROVE AMENDMENTS TO THE NON-EMPLOYEE
                          DIRECTORS' STOCK OPTION PLAN

     In 1994, the Board of Directors of the Company adopted, and the stockholders approved, the Non-Employee Directors' Stock Option Plan (the "Plan"). In 1997, the Board of Directors approved amendments to the Plan, which the stockholders approved in 1998. The Plan is intended to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of stockholders of the Company, and to assist the Company in attracting and retaining highly qualified persons to serve as non-employee directors. The Plan provides for automatic grants of options to non-employee directors of the Company upon their election and reelection to the Board of Directors, and to non-employee directors of the Company who serve as the chairman of a committee of the Board if they forego the additional cash compensation attributable to serving as chairman of the committee.

     In December 1998, the Board of Directors approved certain amendments to the Plan, subject to stockholder approval. These amendments expand the circumstances under which grants of options can be made to non-employee directors by permitting discretionary grants of options and the modification of terms relating to previous grants of options. The amendments to the Plan also allow the Company to make restricted stock grants to non-employee directors and increase the number of shares reserved for issuance under the Plan to 400,000. Finally, the proposed amendments provide that the Company may loan the exercise price for options or the purchase price for restricted stock to non-employee directors and remove the requirement that a non-employee director not have been an employee for three months prior to any grant of options under the Plan. The plan and the proposed amendments are summarized below. This summary is qualified in its entirety by reference to the full text of the amended Plan, attached hereto as Exhibit A.

     The Plan provides for the automatic grant of an option to purchase 10,000 shares of Common Stock to a non-employee director at the time he or she is first elected or appointed as a director of the Company. The Plan also provides for an annual grant to each non-employee director of an option to purchase 2,000 shares of Common Stock upon any subsequent reelection. Such grants are made automatically on the date directors are elected or reelected at the Company's annual meeting. Only one of these formula options may be granted to a non-employee director in any calendar year, so that a director who is initially elected or appointed during a calendar year and receives a 10,000-share option grant at that time does not receive an additional option grant at the annual meeting that year if the annual meeting follows his or her initial election or appointment.

     The Plan also provides that a non-employee director will be granted an option for an additional 10,000 shares of Common Stock upon his or her election as chairman of a committee of the Board of Directors, but only if the director elects to forgo the additional cash compensation attributable to acting as chairman of such committee.

     The proposed amendments to the Plan will allow the Board of Directors to make discretionary grants of options to non-employee directors and to modify the terms of options that were previously granted under the Plan. These modifications can include, but are not limited to, repricing previously granted options and extending the expiration date of previously granted options.

     The Plan currently defines a non-employee director as a director who, on an option grant date, is not and has not been during the preceding three month period an employee of the Company or any parent or subsidiary of the Company. The proposed amendments change this definition to mean a director who, on an option grant date, is not an employee of the Company or any parent or subsidiary of the Company. Four of the Company's directors, Messrs. Lerner, Stieglitz, Zeidman and Craig, qualify as non-employee directors under the Plan. Mr. Lerner is currently chairman of the Company's Audit Committee and co-chairman of the Company's Compensation and Stock Option Committee, and Mr. Stieglitz is currently co-chairman of the Company's Compensation and Stock Option Committee.

     Stock options granted under the Plan are non-qualified stock options having an exercise price equal to 100% of the fair market value of the Common Stock at the date of grant. Directors are not required to pay any cash consideration at the time of grant of options. A director may pay the exercise price of an option in cash or by surrendering previously acquired shares of Common Stock. The proposed amendments will allow the Company to loan amounts to non-employee directors to pay the exercise price of options under the Plan on such terms as the Board may determine.

     All options granted under the plan other than discretionary options become exercisable one year after the date of grant. These options expire at the earlier of five years after the date of grant, twelve months after the optionee ceases to serve as a director due to death, disability, or retirement at or after age 65, or sixty days after the optionee ceases to serve as a director of the Company for any other reason. If a director ceases to serve as such for any reason other than death, disability, or retirement at or after age 65, the option may be exercised only if it was exercisable at the date of such cessation of service. A director will not be treated as having ceased to serve as such if he or she continues as an employee of the Company or any subsidiary. The proposed amendments allow the Board of Directors to subsequently modify the terms of these options.

     Discretionary options granted under the proposed amendments to the Plan will be non-qualified stock options and may have such terms as the Board of Directors deems appropriate at the time of grant, provided that the exercise price of the options will not be less than 100% of the fair market value of the Common Stock at the date of grant.

     Options are not transferable by the optionee otherwise than by will or by the laws of descent and distribution or to a designated beneficiary in the event of death, and are exercisable during the director's lifetime only by the director.

     The proposed amendments also permit the Company to make restricted stock grants to the non-employee directors. These grants may be made in such amounts and on such terms as the Board of Directors deems appropriate. These terms may include a purchase price, which may be less than fair market value, and which may be loaned to the director, and may also include vesting and forfeiture provisions.

     Options to purchase a total of 163,000 shares of Common Stock have previously been granted under the Plan, including discretionary grants made subject to stockholder approval in December 1998 and February 1999. Currently, a total of 250,000 shares of Common Stock are reserved and available for issuance and delivery under the Plan. The proposed amendments to the Plan will increase this to 400,000 shares. Such shares may be authorized and unissued shares or treasury shares. If any option expires or terminates without having been exercised in full, the shares remaining subject to such option will again be available for option grants under the Plan. The number and kind of shares issuable under the Plan will be appropriately adjusted by the Board in the event of a recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, liquidation, dissolution, certain extraordinary dividends, or other similar corporate transaction or event in order to prevent dilution or enlargement of directors' rights under the Plan.

     The Plan is administered by the Board of Directors, provided that any action by the Board shall be taken only if approved by vote of a majority of the directors who are not then eligible to participate in the Plan. The Plan may be amended, altered, suspended, discontinued, or terminated by the Board without further stockholder approval, unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system (such as the NASDAQ National Market System) on which the Common Stock is then quoted or listed. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of optionees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

     The amendments to the Plan will become effective upon their approval by stockholders. However, the discretionary grants under the proposed amendments in December 1998 to Messrs. Lerner, Stieglitz and Zeidman of 20,000, 20,000 and 15,000 options, respectively, will be effective as of the date of grant of December 3, 1998, if the proposed amendments are approved by Stockholders. Similarly, the discretionary grant under the proposed amendments in February 1999 to Mr. Craig of 20,000 options will be effective as of February 8, 1999, if the proposed amendments are approved by Stockholders. In addition, the amendments to options that were previously granted to Messrs. Lerner, Stieglitz and Zeidman that repriced 26,000, 26,000, and 10,000 previously granted options, respectively, from exercise prices ranging from $14.56 to $20.63 to a new exercise price of $13.9375, will be effective as of December 3, 1998, the date of the Board of Director's approval of these amendments. Also, the amendments to these repriced options and to an additional 12,000, 12,000 and 2,000 options previously granted to Messrs. Lerner, Stieglitz and Zeidman, respectively, that extended the expiration date of these options for two years will be effective as of December 3, 1998. If the proposed amendments are not approved by stockholders, these option grants and amendments will be void.

     Unless earlier terminated by the Board, the Plan will terminate when no shares remain available for further option grants and no previously granted options remain outstanding.

     The following table sets forth the number of options that were granted in 1998 to non-employee directors as a group under the Plan as it is proposed to be amended, including the discretionary options granted to Messrs. Lerner, Stieglitz and Zeidman and the options that were deemed to have been granted to Messrs. Lerner, Stieglitz, and Zeidman upon amendment of existing options. The number of options that will be granted under the Plan in 1999 is not determinable.

                               NEW PLAN BENEFITS
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

NAME AND POSITION                                              NUMBER OF OPTIONS
-----------------                                              -----------------
Non-employee directors (3 in number in 1998)................        143,000

     The closing price of the Company's Common Stock on June 8, 1999 was $17 per share. On December 3, 1998, the date on which options were granted to Messrs. Lerner, Stieglitz and Zeidman, subject to stockholder approval, to purchase 20,000, 20,000 and 15,000 shares of Common Stock, respectively, the reported closing price of the Company's Common Stock by the New York Stock Exchange was $11.9375 per share, which is the exercise price of these options. Also on that date, options were deemed to have been granted to Messrs. Lerner, Stieglitz and Zeidman to purchase 26,000, 26,000 and 10,000 shares of Common Stock, respectively, as a result of amendments to existing options that reduced the exercise price of these options. The exercise price of these repriced options is $13.9375 per share, which is $2.00 greater than the closing price of the Common Stock on the New York Stock Exchange on the date of the repricing. Also on that date, an additional 12,000, 12,000 and 2,000 options were deemed to have been granted to Messrs. Lerner, Stieglitz and Zeidman, respectively, as a result of a two-year extension of the expiration date of these options. On February 8, 1999, the date on which options were granted to Mr. Craig, subject to stockholder approval, to purchase 20,000 shares of Common Stock at an exercise price of $11.9375 per share, the reported closing price of the Company's Common Stock by the New York Stock Exchange was $11.75 per share.

     Federal Income Tax Consequences. The following is a brief description of the federal income tax consequences generally arising with respect to options and restricted stock that may be granted under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to optionees.

     The grant of an option will create no tax consequences for the optionee or the Company, provided that in the case of an option granted to a non-employee director who is elected to serve as chairman of a committee, the optionee irrevocably elects to receive the option prior to rendering the corresponding services as chairman. Upon exercise of an option, the optionee must generally recognize ordinary income equal to the fair market value of the Common Stock acquired on the date of exercise minus the exercise price, and the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the optionee. A disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis (i.e., the exercise price plus the amount recognized as ordinary income) in such shares. Generally, there will be no tax consequences to the Company in connection with a disposition of option shares.

     A director who receives a grant of restricted stock will recognize compensation taxed as ordinary income equal to the excess of the fair market value of the restricted stock over the price paid for the restricted stock (a) as of the date of grant, if an election is properly made by the director under section 83(b) of the Internal Revenue Code, or (b) at the time the restrictions lapse, absent a proper election by the director under section 83(b). If the director makes a proper election under section 83(b), no additional income will be recognized by the director when the restrictions lapse. If, however, the shares of restricted stock are forfeited after a proper election under section 83(b) is made by the director, no loss may be recognized. Any compensation income recognized by the director with respect to the restricted stock will be added to the director's basis in the restricted stock. Gain or loss recognized by a director upon a disposition of the shares of restricted stock will be capital gain or loss, taxed as long-term capital gain or loss if the restricted stock has been held by the director for more than one year. The one-year holding period commences on the date the restrictions lapse or, if a proper election is made by the director under section 83(b), when the restricted stock is granted. The director must file any section 83(b) election with the Internal Revenue Service not later than 30 days after the date of grant of the restricted stock. Each director who receives a grant of restricted stock is urged to consult his or her own tax advisor with respect to whether an election should be made under section 83(b) and the manner of making a proper election. A grant of restricted stock entitles the Company to a tax deduction for the year in which the compensation income is recognized by the director in the same amount as is includible in the director's income.

BOARD RECOMMENDATION

     The Board of Directors of the Company believes that providing outside directors with stock options is a feasible and desirable way to compensate the outside directors. The use of stock options to compensate the non-employee directors also permits the Company to apply more cash to the Company's business prospects by reducing the cash required to compensate these directors. The Board of Directors also believes it appropriate and necessary to broaden and expand the terms of the existing Non-Employee Directors Stock Option Plan in order to provide adequate compensation to the outside directors who are helping and have helped the Company and its management succeed in its goals.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP as independent auditors for the Company for the year ending December 31, 1999, which appointment will be submitted for ratification at the meeting. Arthur Andersen LLP has served as independent auditors to the Company since 1985. The Company has been advised that representatives of Arthur Andersen LLP will attend the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                           PROPOSALS BY STOCKHOLDERS

     Proposals that stockholders wish to include in the Company's proxy statement and form of proxy for presentation at the next Annual Meeting of Stockholders to be held in 2000 must be received by the Company at 50 Briar Hollow Lane, 7th Floor West, Houston, Texas 77027, Attention Debra D. Valice, no later than March 24, 2000.

                                 MISCELLANEOUS

     The Board of Directors knows of no other matters that are to be brought before the meeting. However, if any other matters do come before the meeting, the persons named on the enclosed form of proxy or their substitutes will vote in accordance with their judgment in those matters.

     The cost of solicitation of proxies, including expenses in connection with preparing, assembling and mailing this proxy statement, will be borne by the Company. The solicitation will be made by mail and may also be made by officers or regular employees of the Company personally or by telephone or telegram. The Company may reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy material to beneficial owners.

June 18, 1999
Houston, Texas

                                                                       EXHIBIT A

                                  Seitel, Inc.

         Amended and Restated Non-Employee Directors' Stock Option Plan


       [Deletions are shown in square brackets and additions are shown in
                                Upper Case text]


     1. Purpose. The purpose of this Non-Employee Directors' Stock Option Plan (the "Plan") of Seitel, Inc. (the "Company") is to promote ownership by non-employee Directors of a greater proprietary interest in the Company, thereby aligning such Directors' interests more closely with the interests of stockholders of the Company, and to assist the Company in attracting and retaining qualified persons to serve as non-employee Directors.

     2. Definitions. In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

          (a) "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code include regulations thereunder and successor provisions and regulations.

          (B) "DISCRETIONARY OPTION" MEANS THE RIGHT, GRANTED TO A PARTICIPANT UNDER SECTION 7, TO PURCHASE STOCK AT THE EXERCISE PRICE AND ON SUCH OTHER TERMS AS THE BOARD OF DIRECTORS SHALL APPROVE IN MAKING SUCH GRANT, IN ACCORDANCE WITH THE PROVISIONS OF THE PLAN.

          ([b]C) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules.

          ([c]D) "Fair Market Value" of Stock means the closing price of the Stock on the date on which such value is to be determined, as reported for such day by the New York Stock Exchange.

          ([d]E) "FORMULA Option" means the right, granted to a Participant under Section 6, to purchase Stock at the specified exercise price for a specified period of time under the Plan.

          (F) "OPTION" MEANS A DISCRETIONARY OPTION OR A FORMULA OPTION.

          ([e]G) "Participant" means a Director who is eligible to receive and is granted Options under the Plan.

          (H) "RESTRICTED STOCK" MEANS A GRANT OR SALE OF SHARES OF STOCK TO A PARTICIPANT, SUBJECT TO VARIOUS RESTRICTIONS AS SET FORTH IN SUCH GRANT, UNDER SECTION 8.

          ([f]I) "Stock" means the Common Stock, $.01 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section [7] 9.

     3. Shares Available Under the Plan. The total number of shares of Stock reserved and available for delivery under the Plan is [250,000] 400,000, subject to adjustment as provided in Section [7] 9 below. Such shares may be authorized but unissued shares or treasury shares. If any Option expires or terminates for any reason without having been exercised in full OR ANY RESTRICTED STOCK IS FORFEITED BY A PARTICIPANT, the shares [remaining] THAT REMAIN subject to such Option OR THAT WERE FORFEITED will again be available for delivery under the Plan.

     4. Administration of the Plan. The Plan will be administered by the Board of Directors of the Company, provided that any action by the Board of Directors relating to the Plan will be taken only if, in addition to any other required vote, approved by the affirmative vote of the majority of the Directors who are not then eligible to participate under the Plan.

     5. Eligibility. Each Director of the Company who, on any date on which an Option OR RESTRICTED STOCK is to be granted hereunder, is not[, and has not been during the preceding three months,] an employee of the Company or any parent or subsidiary of the Company will be eligible to receive a grant of an Option OR

Restricted Stock at such date. No person other than those specified in this
Section 5 will participate in the Plan.

     6. [Stock] FORMULA Options. An Option to purchase 10,000 shares of Stock will be granted under the Plan to each person who is an existing non-employee Director of the Company on the effective date of the Plan. Additionally, an Option to purchase 10,000 shares of Stock will be granted under the Plan to each person who, after the effective date of the Plan, is first elected or appointed to serve as a Director of the Company, such grant to be effective at the date of such first election or appointment, if such Director is then eligible to receive an Option grant. Also, an Option to purchase 2,000 shares of Stock will be granted each year to each Director of the Company who is then eligible to receive an Option grant at the close of business on the day of the Company's annual meeting of stockholders at which Directors (or a class of Directors if the Company then has a classified Board of Directors) are elected or reelected by the Company's stockholders. The foregoing notwithstanding, no Director may be granted [an] A FORMULA Option more than once during any one calendar year under the foregoing sentences. In addition, any non-employee director who is elected as a chairman of a committee of the Board of Directors shall be granted an Option to purchase 10,000 shares of Stock if such Director elects to forego any additional directors fees that are attributable to serving as chairman of such committee. Options granted under [the Plan] THIS SECTION 6 will be non-qualified stock options which will be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock purchasable under [an] A FORMULA Option will be equal to 100% of the Fair Market Value of Stock on the date of grant of the Option.

          (b) Option Term. Each FORMULA Option will expire at the earlier of (i) five years after the date of grant, (ii) twelve months after the Participant ceases to serve as a Director of the Company due to death, disability, or retirement at or after age 65, or (iii) sixty days after the Participant ceases to serve as a Director of the Company for any reason other than death, disability, or retirement at or after age 65.

          (c) Exercisability. Each FORMULA Option will become fully exercisable beginning one year after the date of grant, and will thereafter remain exercisable until the Option expires; provided, however, that an Option previously granted to a Participant will be exercisable after the Participant ceases to serve as a Director of the Company for any reason other than death, disability, or retirement at or after age 65 only if the Option was exercisable at the date of such cessation of service.

          (d) Method of Exercise. Each Option may be exercised, in whole or in part, at such time as it is exercisable and prior to its expiration by giving written notice of exercise to the Company specifying the Option to be exercised and the number of shares to be purchased, and accompanied by payment in full of the exercise price in cash (including by check) or by surrender of shares of Stock of the Company acquired by the Participant at least six months prior to the exercise date and having a Fair Market Value at the time of exercise equal to the exercise price, OR BY A LOAN OF THE EXERCISE PRICE TO THE PARTICIPANT ON SUCH TERMS AS MAY BE OFFERED TO THE PARTICIPANT BY THE BOARD OF DIRECTORS, or a combination of a cash payment [and], A surrender of such Stock AND/OR A LOAN.

     7. DISCRETIONARY OPTIONS. SUBJECT TO THE PROVISIONS OF THE PLAN, THE BOARD OF DIRECTORS SHALL DETERMINE THE TERMS AND CONDITIONS OF EACH DISCRETIONARY OPTION GRANTED UNDER THE PLAN, INCLUDING THE NUMBER OF SHARES OF STOCK COVERED BY THE OPTION. NOTHING CONTAINED IN THE PLAN OR IN ANY RESOLUTION ADOPTED OR TO BE ADOPTED BY THE BOARD OF DIRECTORS OR THE STOCKHOLDERS OF THE COMPANY SHALL CONSTITUTE THE GRANTING OF ANY DISCRETIONARY OPTION. THE GRANTING OF A DISCRETIONARY OPTION SHALL TAKE PLACE ONLY WHEN A WRITTEN OPTION AGREEMENT SHALL HAVE BEEN DULY EXECUTED AND DELIVERED BY OR ON BEHALF OF THE COMPANY AND THE PARTICIPANT TO WHOM SUCH DISCRETIONARY OPTION HAS BEEN GRANTED. SO LONG AS CONSISTENT WITH THE PROVISIONS OF THE PLAN, THE TERMS AND CONDITIONS OF ANY DISCRETIONARY OPTION NEED NOT BE THE SAME AS THE TERMS AND CONDITIONS OF ANY OTHER OPTION. DISCRETIONARY OPTIONS GRANTED UNDER THIS SECTION 7 WILL BE NON-QUALIFIED STOCK OPTIONS WHICH WILL BE SUBJECT TO THE FOLLOWING TERMS AND
CONDITIONS:

          (A) EXERCISE PRICE. THE EXERCISE PRICE PER SHARE OF STOCK PURCHASABLE UNDER A DISCRETIONARY OPTION SHALL BE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF GRANT, BUT SHALL IN NO EVENT BE LESS THAN ONE

     HUNDRED PERCENT (100%) OF THE FAIR MARKET VALUE PER SHARE OF STOCK ON THE DATE THE DISCRETIONARY OPTION IS GRANTED.

          (B) OPTION TERM. EACH DISCRETIONARY OPTION WILL EXPIRE AT THE EARLIER OF (I) SUCH DATE (NOT TO EXCEED TEN YEARS) AFTER THE DATE OF GRANT AS DETERMINED BY THE BOARD OF DIRECTORS, (II) TWELVE MONTHS AFTER THE PARTICIPANT CEASES TO SERVE AS A DIRECTOR OF THE COMPANY DUE TO DEATH, DISABILITY, OR RETIREMENT AT OR AFTER AGE 65, OR (III) SIXTY DAYS AFTER THE PARTICIPANT CEASES TO SERVE AS A DIRECTOR OF THE COMPANY FOR ANY REASON OTHER THAN DEATH, DISABILITY, OR RETIREMENT AT OR AFTER AGE 65.

          (C) EXERCISABILITY. THE BOARD OF DIRECTORS MAY PROVIDE THAT A DISCRETIONARY OPTION SHALL NOT BE EXERCISABLE FOR A DESIGNATED PERIOD OF TIME AFTER GRANT OR UNTIL AFTER THE SATISFACTION OF ANY OTHER OBJECTIVE CRITERIA ESTABLISHED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS MAY PROVIDE THAT FAILURE TO EXERCISE A DISCRETIONARY OPTION AS TO THE EXERCISABLE PORTION OF THE OPTION DURING A SPECIFIC TIME SHALL CONSTITUTE A FORFEITURE OF THE RIGHT TO EXERCISE SUCH OPTION AFTER TERMINATION OF THAT TIME PERIOD.

          (D) METHOD OF EXERCISE. EACH OPTION MAY BE EXERCISED, IN WHOLE OR IN PART, AT SUCH TIME AS IT IS EXERCISABLE AND PRIOR TO ITS EXPIRATION BY GIVING WRITTEN NOTICE OF EXERCISE TO THE COMPANY SPECIFYING THE OPTION TO BE EXERCISED AND THE NUMBER OF SHARES TO BE PURCHASED, AND ACCOMPANIED BY PAYMENT IN FULL OF THE EXERCISE PRICE IN CASH (INCLUDING BY CHECK) OR BY SURRENDER OF SHARES OF STOCK OF THE COMPANY ACQUIRED BY THE PARTICIPANT AT LEAST SIX MONTHS PRIOR TO THE EXERCISE DATE AND HAVING A FAIR MARKET VALUE AT THE TIME OF EXERCISE EQUAL TO THE EXERCISE PRICE, OR BY A LOAN OF THE EXERCISE PRICE TO THE PARTICIPANT ON SUCH TERMS AS MAY BE OFFERED TO THE PARTICIPANT BY THE BOARD OF DIRECTORS, OR A COMBINATION OF A CASH PAYMENT, A SURRENDER OF SUCH STOCK AND/OR A LOAN.

     8. RESTRICTED STOCK. IF RESTRICTED STOCK IS GRANTED TO A PARTICIPANT UNDER THE PLAN, THE BOARD OF DIRECTORS SHALL SET FORTH IN THE RELATED RESTRICTED STOCK
AGREEMENT: (I) THE NUMBER OF SHARES OF STOCK AWARDED, (II) THE PRICE, IF ANY, TO BE PAID BY THE PARTICIPANT FOR SUCH RESTRICTED STOCK, AND THE MANNER OF PAYMENT OF ANY SUCH PURCHASE PRICE (WHICH PURCHASE PRICE MAY BE IN THE FORM OF A LOAN FROM THE COMPANY ON SUCH TERMS AS THE BOARD OF DIRECTORS MAY DETERMINE), (III) THE TIME OR TIMES, IF ANY, WITHIN WHICH SUCH RESTRICTED STOCK MAY BE SUBJECT TO FORFEITURE, (IV) ANY SPECIFIED PERFORMANCE GOALS OF THE COMPANY, A SUBSIDIARY, ANY DIVISION THEREOF OR ANY GROUP OF EMPLOYEES OF THE COMPANY, OR OTHER CRITERIA, WHICH THE BOARD OF DIRECTORS DETERMINES MUST BE MET IN ORDER TO REMOVE ANY RESTRICTIONS (INCLUDING VESTING) ON SUCH RESTRICTED STOCK, AND (V) ALL OTHER TERMS, LIMITATIONS, RESTRICTIONS, AND CONDITIONS OF THE RESTRICTED STOCK, WHICH SHALL BE CONSISTENT WITH THIS PLAN. THE PROVISIONS OF RESTRICTED STOCK NEED NOT BE THE SAME WITH RESPECT TO EACH PARTICIPANT.

          (A) LEGEND ON SHARES. EACH PARTICIPANT WHO IS AWARDED RESTRICTED STOCK SHALL BE ISSUED A STOCK CERTIFICATE OR CERTIFICATES IN RESPECT OF SUCH SHARES OF STOCK. SUCH CERTIFICATE(S) SHALL BE REGISTERED IN THE NAME OF THE PARTICIPANT, AND SHALL BEAR AN APPROPRIATE LEGEND REFERRING TO THE TERMS, CONDITIONS, AND RESTRICTIONS APPLICABLE TO SUCH RESTRICTED STOCK. THE BOARD OF DIRECTORS MAY REQUIRE THAT THE STOCK CERTIFICATES EVIDENCING SHARES OF RESTRICTED STOCK BE HELD IN CUSTODY BY THE COMPANY UNTIL THE RESTRICTIONS THEREON SHALL HAVE LAPSED, AND THAT THE PARTICIPANT DELIVER TO THE COMPANY A STOCK POWER OR STOCK POWERS, ENDORSED IN BLANK, RELATING TO THE SHARES OF RESTRICTED STOCK.

          (B) RESTRICTIONS AND CONDITION. SHARES OF RESTRICTED STOCK SHALL BE SUBJECT TO THE FOLLOWING RESTRICTIONS AND CONDITIONS:

             (I) SUBJECT TO THE OTHER PROVISIONS OF THIS PLAN AND THE TERMS OF THE PARTICULAR RESTRICTED STOCK AGREEMENTS, DURING SUCH PERIOD (IF ANY) AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS COMMENCING ON THE DATE OF GRANT (THE "RESTRICTION PERIOD"), THE PARTICIPANT SHALL NOT BE PERMITTED TO SELL, TRANSFER, PLEDGE, OR ASSIGN SHARES OF RESTRICTED STOCK. THE BOARD OF DIRECTORS MAY IN ITS SOLE DISCRETION, REMOVE ANY OR ALL OF THE RESTRICTIONS ON SUCH RESTRICTED STOCK WHENEVER IT MAY DETERMINE THAT, BY REASON OF CHANGES IN APPLICABLE LAWS OR ANY OTHER CHANGE IN CIRCUMSTANCES ARISING AFTER THE DATE OF THE AWARD OF SUCH RESTRICTED STOCK, SUCH ACTION IS APPROPRIATE.

             (II) EXCEPT AS PROVIDED IN SUB-PARAGRAPH (I) ABOVE, THE PARTICIPANT SHALL HAVE, WITH RESPECT TO HIS RESTRICTED STOCK, ALL OF THE RIGHTS OF A STOCKHOLDER OF THE COMPANY, INCLUDING THE RIGHT TO VOTE THE

        SHARES, AND THE RIGHT TO RECEIVE ANY DIVIDENDS THEREON. CERTIFICATES FOR SHARES OF STOCK FREE OF RESTRICTION UNDER THIS PLAN SHALL BE DELIVERED TO THE PARTICIPANT PROMPTLY AFTER, AND ONLY AFTER, THE RESTRICTION PERIOD SHALL EXPIRE WITHOUT FORFEITURE IN RESPECT OF SUCH SHARES OF STOCK. CERTIFICATES FOR THE SHARES OF STOCK FORFEITED UNDER THE PROVISIONS OF THE PLAN AND THE APPLICABLE RESTRICTED STOCK AGREEMENT SHALL BE PROMPTLY RETURNED TO THE COMPANY BY THE FORFEITING PARTICIPANT. EACH RESTRICTED STOCK AGREEMENT SHALL REQUIRE THAT (X) EACH PARTICIPANT, BY HIS ACCEPTANCE OF RESTRICTED STOCK, SHALL IRREVOCABLY GRANT TO THE COMPANY A POWER OF ATTORNEY TO TRANSFER ANY SHARES SO FORFEITED TO THE COMPANY AND AGREES TO EXECUTE ANY DOCUMENTS REQUESTED BY THE COMPANY IN CONNECTION WITH SUCH FORFEITURE AND TRANSFER, AND (Y) SUCH PROVISIONS REGARDING RETURNS AND TRANSFERS OF STOCK CERTIFICATES WITH RESPECT TO FORFEITED SHARES OF STOCK SHALL BE SPECIFICALLY PERFORMABLE BY THE COMPANY IN A COURT OF EQUITY OR LAW.

             (III) THE RESTRICTION PERIOD OF RESTRICTED STOCK SHALL COMMENCE ON THE DATE OF GRANT AND, UNLESS OTHERWISE ESTABLISHED BY THE BOARD OF DIRECTORS IN THE RESTRICTED STOCK AGREEMENT SETTING FORTH THE TERMS OF THE RESTRICTED STOCK, SHALL EXPIRE UPON SATISFACTION OF THE CONDITIONS SET FORTH IN THE RESTRICTED STOCK AGREEMENT; SUCH CONDITIONS MAY PROVIDE FOR VESTING BASED ON (I) LENGTH OF CONTINUOUS SERVICE, (II) ACHIEVEMENT OF SPECIFIC BUSINESS OBJECTIVES, (III) INCREASES IN SPECIFIED INDICES,
        (IV) ATTAINMENT OF SPECIFIED GROWTH RATES, OR (V) OTHER COMPARABLE MEASUREMENTS OF COMPANY PERFORMANCE, AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION.

             (IV) SUBJECT TO THE PROVISIONS OF THE PARTICULAR RESTRICTED STOCK AGREEMENT, UPON THE PARTICIPANT CEASING TO SERVE AS A DIRECTOR OF THE COMPANY FOR ANY REASON OTHER THAN DEATH OR DISABILITY DURING THE RESTRICTION PERIOD, THE NONVESTED SHARES OF RESTRICTED STOCK SHALL BE FORFEITED BY THE PARTICIPANT. IN THE EVENT A PARTICIPANT HAS PAID ANY CONSIDERATION TO THE COMPANY FOR SUCH FORFEITED RESTRICTED STOCK, THE COMPANY SHALL, AS SOON AS PRACTICABLE AFTER THE EVENT CAUSING FORFEITURE (BUT IN ANY EVENT WITHIN 5 BUSINESS DAYS), PAY TO THE PARTICIPANT, IN CASH, AN AMOUNT EQUAL TO THE TOTAL CONSIDERATION PAID BY THE PARTICIPANT FOR SUCH FORFEITED SHARES, AND IF THE PARTICIPANT OWES THE COMPANY ANY AMOUNTS UNDER A LOAN FOR SUCH FORFEITED SHARES, THE COMPANY SHALL FORGIVE SUCH INDEBTEDNESS RELATED TO THE FORFEITED SHARES. UPON ANY FORFEITURE, ALL RIGHTS OF A PARTICIPANT WITH RESPECT TO THE FORFEITED SHARES OF THE RESTRICTED STOCK SHALL CEASE AND TERMINATE, WITHOUT ANY FURTHER OBLIGATION ON THE PART OF THE COMPANY.

     [7.]9. Adjustment Provisions. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, extraordinary dividend having a value in excess of 150% of the quarterly dividends paid during the preceding twelve-month period, liquidation, dissolution, or other similar corporation transaction or event affects Stock such than an adjustment is determined by the Board of Directors to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Board of Directors will, in a manner that is proportionate to the change to the Stock and is otherwise equitable, adjust (i) any or all of the number of kind of shares of Stock reserved for issuance and delivery under the Plan, (ii) the number or kind of shares of Stock to be subject to each [automatic] grant of FORMULA Options under Section 6, and (iii) the number and kind of shares of Stock issuable or deliverable upon exercise of outstanding Options, and/or the exercise price per share thereof (provided that no fractional shares will be issued upon exercise of any Option). The foregoing notwithstanding, no adjustment may be made hereunder except as shall be necessary to preserve, without exceeding, the value of outstanding Options and potential grants of Options. If at any date an insufficient number of shares are available for the [automatic] grant of FORMULA Options at the date, FORMULA Options will be automatically granted under Section 6 proportionately to Participants to the extent shares are available.

     [8.] 10. Changes to the Plan, OUTSTANDING OPTIONS OR RESTRICTED STOCK. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options under the Plan OR THE TERMS OF ANY OUTSTANDING OPTIONS, INCLUDING BUT NOT LIMITED TO FORMULA OPTIONS, OR OF ANY RESTRICTED STOCK, without the consent of stockholders or Participants, except that any such action will be subject to the approval of the Company's stockholders at the next annual meeting of stockholders having a record date after the date such action was taken if such stockholder approval is required by any federal or state law or regulation or the rules of any automated quotation system or stock exchange on which the Stock may then be quoted or listed, or if the Board of Directors determines in its discretion to seek such stockholder approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option OR RESTRICTED STOCK [; and provided further, that any Plan provision that specifies the Directors who may receive grants of Options, the amount and price of securities to be granted to such Directors, and the timing of grants to such Directors, or is otherwise a "plan provision" referred to in Rule 16b-3(c)(2)(ii)(B) under the Exchange Act, shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder.]

    [9.] 11. General Provisions.

          (a) Consideration for Grants; Agreements. Options AND RESTRICTED STOCK will be granted under the Plan in consideration of the services of the Participants and, except for the payment of the Option exercise price upon exercise of the options OR ANY PURCHASE PRICE FOR RESTRICTED STOCK, no other consideration shall be required therefor. Grants of Options AND RESTRICTED STOCK will be evidenced by agreements executed by the Company and the Participant containing the terms and conditions set forth in the Plan, AND, WITH RESPECT TO DISCRETIONARY OPTIONS AND RESTRICTED STOCK, THE TERMS THEREOF AS DETERMINED BY THE BOARD OF DIRECTORS, together with such other terms and conditions not inconsistent with the Plan as the Board of Directors may from time to time approve.

          (b) Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Stock in connection with any Option OR RESTRICTED STOCK GRANT in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law, any requirement under any listing agreement between the Company and any automated quotation system or national securities exchange, or any other law, regulation or contractual obligation, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (c) Non-transferability. Options and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c) under the Exchange Act will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative.

          (d) Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with any grant of Options OR RESTRICTED STOCK to a Participant. Accordingly, the Board of Directors hereby approves all grants of FORMULA Options under this Plan for purposes of Rule 16b-3.

          (e) Continued Service as an Employee. If a Participant ceases serving as a Director and, immediately thereafter, he or she is employed by the Company or any subsidiary, then solely for purposes of Sections 6(b) [and
     (c)], 6(C), 7(B) AND 8(B)(IV) of the Plan, such Participant will not be deemed to have ceased service as a Director at that time, and his or her continued employment by the Company or any subsidiary will be deemed to be continued service as a Director; provided, however, that such former Director will not be eligible for additional grants of Options under the Plan.

          (f) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any rights to continue to serve as a Director of the Company.

          (g) No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any rights of a stockholder of the Company unless and until an Option is duly exercised hereunder OR RESTRICTED STOCK IS ACQUIRED HEREUNDER.

          (h) Governing Law. The Place of administration of the Plan shall be conclusively deemed to be within the State of Texas; and the validity, construction, interpretation and effect of the Plan and all rights of any of the persons having or claiming to have any interest in the Plan shall be governed by the laws of the State of Texas.

     [10.] 12. Effective Date and Duration of Plan. The Plan will be effective at the time stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the shares of Stock present in person, or represented by proxy, and entitled to vote at a meeting of the Company's stockholders duly held in accordance with the Delaware General Corporation Law or any adjournment thereof, and the amendments set forth herein shall be effective upon approval of such vote of the stockholders, provided that options granted on November 20, 1997 pursuant to the amendments to this Plan shall be effective as of the date of grant. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for issuance or delivery under the Plan and the Company has no further rights or obligations with respect to outstanding Options under the Plan.

Adopted by the Board of Directors April 14, 1994, and amended as of November 20, 1997 AND DECEMBER 3, 1998.

                     SEITEL, INC.
                  ------------------
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD THURSDAY
                    JULY 22, 1999

    The undersigned hereby appoints HERBERT M. PEARLMAN and PAUL A. FRAME, and each of them, with full power of substitution, proxies to vote all stock of Seitel, Inc.
(the "Company") owned by the undersigned at the Annual
Meeting of Stockholders to be held on Thursday, July 22, 1999 at 9:00 a.m. at the Company's Headquarters, 50 Briar
Hollow Lane, 7th floor West, Houston, Texas 77027, and any adjournment of the meeting, on the items of business set forth on the reverse side and on such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF THE UNDERSIGNED FAILS TO SPECIFY HOW THE PROXY IS TO BE VOTED, IT WILL BE VOTED FOR THE ELECTION OF THESE DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.
                                                -----------
            (TO BE SIGNED ON REVERSE SIDE)      SEE REVERSE
                                                    SIDE
                                                -----------

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  SEITEL, INC.

                                 JULY 22, 1999



              - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -
--------------------------------------------------------------------------------

A [ X ] PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING MATTERS:

        1. To elect nine directors to serve until the 2000 Annual Meeting.

                        FOR                   WITHHOLD
                        [ ]                     [ ]

           NOMINEES: Herbert M. Pearlman, Paul A. Frame, Horace A Calvert,
                     David S. Lawi, Debra D. Valice, Walter M. Craig, Jr., John E. Stieglitz, Fred S. Zeidman

           To withhold authority to vote for any nominee(s), print name(s) below.


           --------------------------------------------------------

        2. To approve amendments to the Company's Non-Employee Directors' Stock Option Plan:

                        FOR             AGAINST           ABSTAIN
                        [ ]               [ ]               [ ]

        3. To approve the appointment of Arthur Andersen LLP as the independent certified public accountants for the Company for the year ending December 31, 1999:

                        FOR             AGAINST           ABSTAIN
                        [ ]               [ ]               [ ]
           and

        4. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

           Only stockholders of record at the close of business on June 10, 1999, will be entitled to notice of and to vote at the meeting.

           Please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares will be represented at the meeting.


SIGNATURE(S)                                               DATE
            ----------------------------------------           -----------------
NOTE: (Please sign your name exactly as it appears on the proxy. When signing as attorney, agent, executor, administrator, trustee, guardian or corporate officer, please give full title as such. Each joint owner should sign this proxy.)